                                  SCHEDULE 14C

                             Revised (Amendment #2)

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[X]    Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]    Definitive Information Statement

                       FORLINK SOFTWARE CORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:


       -------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:


       -------------------------------------------------------------------------

       (5) Total fee paid:


       -------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:


       -------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:


       -------------------------------------------------------------------------
       (3) Filing Party:


       -------------------------------------------------------------------------
       (4) Date Filed


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




                       FORLINK SOFTWARE CORPORATION, INC.
                              FANG YUAN MANSION 9F,
                      ZHONGGUANCUN SOUTH STREET YI NO. 56,
                      HAIDIAN DISTRICT, BEIJING, PRC 100044


                              INFORMATION STATEMENT

         This Information Statement is being mailed to the stockholders of Forlink Software Corporation, Inc. (the "Company"), a Nevada corporation, commencing on or about July 22, 2001, in connection with the acquisition of a controlling interest (up to 100% of the outstanding equity) of Beijing Slait Science & Technology Development Limited Co., a China corporation ("SLAIT"). The acquisition of SLAIT was approved by the Company's Board of Directors (the "Board") and by holders of a majority of the outstanding shares of common stock of the Company pursuant to an agreement dated January 11, 2001. Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") of this corporate action before it takes effect.

         Only holders of record of the Company's shares of common stock at the close of business on July 17, 2001 are entitled to receive this notice. No response is being requested from you and you are requested not to respond to the Information Statement.

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             CORPORATE ACTION TAKEN

         The Company, as authorized by the necessary approvals of the Board and a majority of the Company's stockholders, approved the acquisition of a controlling interest in SLAIT on January 11, 2001. Closing of the acquisition will occur on the later of August 17, 2001 or 21 days after this Information Statement has been mailed to all holder's of record entitled to receive this notice.

                              NO DISSENTERS RIGHTS

         The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein.

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

         At all relevant times, the Company has had 25,470,000 shares of common stock outstanding, each of which was entitled to one vote on any matter brought to a vote of the Company's stockholders. On January 11, 2001, the holders of a majority of the outstanding shares of common stock by written agreement approved the agreement to acquire SLAIT. Such action is sufficient to satisfy the applicable requirements of Nevada law concerning obtaining shareholder approval.

                           SUMMARY OF THE TRANSACTION

Pursuant to a Plan of Reorganization dated January 11, 2001, the Board of Directors and a majority of the shareholders of Forlink Software Corporation, Inc. (the "Company"), approved the Company's acquisition of a controlling interest (up to 100% of the outstanding equity) of Beijing Slait Science & Technology Development Limited Co. ("SLAIT"). The essential terms of the acquisition are as follows:

1. The Company will issue up to 59,430,000 shares of common stock of the Company to SLAIT's shareholders in exchange for up to 100% of the outstanding equity of SLAIT. The transaction has already been approved by three controlling shareholders of SLAIT. At Closing, the Company will offer to the other 34 shareholders of SLAIT to exchange their interest in SLAIT for shares of the Company on a pro rata basis.

2. SLAIT will become a subsidiary of the Company.

3. The former shareholders of SLAIT will become the controlling shareholders of the Company.

4. All but one Director of the Company will resign, and two of the former controlling shareholders of SLAIT will become Directors of the Company.

5. The Company will transfer 1,085,000 RMB (approximately US$140,000) to SLAIT, which will be disbursed to the former shareholders of SLAIT.

6. To the best knowledge of the Company, the Company is not required to obtain any governmental or regulatory approvals in connection with this transaction.

7. The exchange will be made pursuant to exemptions from registration under applicable securities laws and the shares of common stock to be issued by the Company will be restricted.

                DESCRIPTION OF FORLINK SOFTWARE CORPORATION, INC.

         History of the Company

         Forlink Software Corporation, Inc., formerly Light Energy Management, Inc. and formerly Why Not?, Inc., (the "Company" or the "Registrant"), is a Nevada corporation which was originally incorporated on January 7, 1986 as Why Not?, Inc. under the laws of the State of Utah and subsequently reorganized under the laws of Nevada on December 30, 1993. The Company's reorganization plan was formulated for the purpose of changing the state of domicile and provided that the Company form a new corporation in Nevada which acquired all of the contractual obligations, shareholder rights and identity of the Utah corporation, and then the Utah corporation was dissolved.

         Merger with Teknocapital Finance Ltd.

         In May of 1998, the Company entered into an agreement under the terms of which it intended to merge with Teknocapital Finance Ltd. ("Teknocapital"). Pursuant to that merger agreement, the shareholders of Teknocapital would exchange 100% of the issued and outstanding shares of Teknocapital for 4,000,000 of the Company's common stock. Pursuant to that agreement, the existing Board of Directors of Why Not?, Inc. resigned. New members were appointed to fill their vacancies and Teknocapital management assumed responsibility for the Company's affairs.

         Thereafter, the merger agreement with Teknocapital was substantially modified. Specifically, the consideration given for the issuance of the 4,000,000 shares of the Company's common stock was changed from 100% of the issued and outstanding shares of Teknocapital to the execution of promissory notes totaling $275,000 payable to the Company by Harrop & Co. With the execution of these promissory notes, the merger with Teknocapital was abandoned and the Company continued its activities as an unfunded venture in search of a suitable business acquisition or business combination. In November 1998 the Company's name was changed to Light Energy Management, Inc. in anticipation of merging with another company. The merger did not occur, but the Company was unable to register the old name of Why Not?, Inc.

         Plan of Reorganization with Beijing Forlink Software Technology Co.
         Ltd.

         On November 3, 1999, the Company entered into a Plan of Reorganization with Beijing Shijiyonglian Ruanjian Jishu Youxian Gongsi (Beijing Forlink Software Technology Co., Ltd., (hereinafter "BFSTC"), under the terms of which BFSTC gained control of the Company. Pursuant to the Plan of Reorganization, the Company acquired 100% of the issued and outstanding shares of BFSTC in exchange for 20,000,000 shares of the Company's authorized, but unissued, common stock. BFSTC is engaged in the Internet e-commerce and Internet software development business, and the Internet vertical portal business. The business of BFSTC has become the business of the Company.

BUSINESS OF THE COMPANY

         The Company's business is now focused in developing network software and provide system integration services. The Company also owns www.softhouse.com.cn, which is one of the biggest portal sites in China, all of the Company's business is conducted in the People's Republic of China.

         Effect of Governmental Approval and Regulation

         The Company is subject to various laws and governmental regulations applicable to business generally. The Company believes it is in compliance with such laws and that such laws do not have a material impact on its operations.

         Cost of Environmental Regulation

         The Company anticipates that it will have no material costs associated with compliance either with federal, state or local environmental law.

         Employees

         The Company currently has approximately 46 employees, of which all 46 are full-time.

DESCRIPTION OF PROPERTY.

         The Company currently owns no real property and rents its facilities in Beijing, China. It presently leases space at Fang Yuan Mansion 9F, Zhongguancun South Street Yi No. 56, Haidian District in Beijing, China.

         The Company has no particular policy regarding each of the following types of investments: (1) investments in real estate or interests in real estate; (2) investments in real estate mortgages; or (3) securities of or interests in entities primarily engaged in real estate activities.

LEGAL PROCEEDINGS.

         There are no pending legal proceedings involving the Company.


MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

         The Common Stock of the Company is currently trading on the Over the Counter Bulletin Board system under the symbol "FRLK". Prior to November of 1999, the Company traded under the symbol "YNOT".

         The following table sets forth the range of high and low bid prices for the Company's Common Stock for each quarterly period indicated, as reported by the NASDAQ's Historical Research Department. Quotations reflect inter-dealer prices without retail markup, markdown or commissions and may not represent actual trades.

                                  Common Stock


Quarter Ended                           High Bid         Low Bid
-------------                           --------         -------

June 30, 2001                            $  0.25         $  0.17
March 31, 2001                           $  0.75         $ 0.187

December 31, 2000                        $ 1.968         $0.1875
September 30, 2000                       $4.9375         $  1.01
June 30, 2000                            $  9.50         $ 4.406
March 31, 2000                           $ 23.50         $  7.25

December 31, 1999                        $ 8.125         $0.0313
September 30, 1999                       $  0.10         $  0.02
June 30, 1999                            $  0.09         $  0.05
March 31, 1999                           $  2.00         $ 0.035

         Holders

         As of March 23, 2001, there were 25,470,000 shares of the Company's common stock outstanding held of record by approximately 831 persons (not including beneficial owners who hold shares at broker/dealers in "street name").

         Dividends

         The Company has never paid cash dividends on its Common Stock and does not intend to do so in the foreseeable future. The Company currently intends to retain its earnings for the operation and expansion of its business.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

         Statements contained herein that are not historical facts are forward-looking statements as that term is defined by the Private Securities Litigation Reform Act of 1995. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Such risks and uncertainties include, without limitation: well-established competitors who have substantially greater financial resources and longer operating histories, regulatory delays or denials, ability to compete as a start-up company in a highly competitive market, and access to sources of capital.

         The following discussion and analysis should be read in conjunction with the Company's financial statements and notes thereto included elsewhere in this Form 10-KSB. Except for the historical information contained herein, the discussion in this Form 10-KSB contains certain forward looking statements that involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions. The cautionary statements made in this Form 10-KSB should be read as being applicable to all related forward statements wherever they appear in this Form 10-KSB. The Company's actual results could differ materially from those discussed here.

         On November 3, 1999, the Company completed the reverse acquisition of Beijing Forlink Software Technology Co. Ltd. ("BFST"). After the reverse acquisition, the Company had a total of 25,000,000 shares of common stock issued and outstanding. On December 6, 1999, the Company's name was changed to Forlink Software Corporation, Inc. ("Forlink"). The Company is engaged in the network software development and providing system integration services. The Company also owns www.softhouse.com.cn, which is one of the biggest vertical portal sites in China. The business of BFST has become the business of the Company. As of March 31, 2001, there are 25,470,000 shares of common stock outstanding.

TWELVE MONTHS ENDED DECEMBER 31, 2000 COMPARED TO TWELVE MONTHS ENDED DECEMBER 31, 1999.

         Results of Operations


                                       TWELVE MONTHS ENDED
                              DECEMBER 31, 2000      DECEMBER 31, 1999
                              -----------------      -----------------
         NET SALES                $728,477               $67,238

         Net sales were derived from Forlink brand "For-Series" internet software tools sales, computer hardware sales and internet software system integration services. Net sales of $728,477 for fiscal year ended December 31, 2000 increased by 983% over fiscal year ended December 31, 1999.

         The revenue growth was primarily attributable to marketing efforts and increased "For-Series" brand awareness. Our "For-Series" internet software tools can support our customers to build a business web site within a short period of time. Our "For-Series" internet software tools are accepted by a considerable number of customers in the People's Republic of China ("PRC"), such as Legend Computer Co., Ltd., Chinese.com, Zhaodaola.com, tom.com, Industrial and Commercial Bank of China, newpalm.com, palm365.com, ccidnet.com, fm365.com, http://www.95950.com, etc.

         During the fiscal year 2000, the Company mainly expanded the functions of "For-Mail" and "For-Search". Both of these products received a "Five Star Product" rating (the highest possible rating), by "PC COMPUTING" Magazine.

         Cost of sales consisted principally of salary for internet technicians, costs of promotion, system sales and integration, rent of office, depreciation and other associated costs relating to the delivery of services.

         Cost of sales of $385,719 for fiscal year ended 2000 increased by 2,143% over the fiscal year ended 1999. The increase in cost of sales was driven by the increase in the purchases of computer related components from third party and increase in the level of sales. As above mentioned, the Company was in the initial development stage during the comparable period.

         Selling expenses of $135,256 for fiscal year ended 2000 increased by 1,404% over fiscal year ended 1999. The increase in selling expenses was attributable to the increase in headcount number of the departments of sales and customers service. As well, the Company has increased staff salary to a competitive market level.

         General and administrative ("G&A") expenses of $1,062,792 for fiscal year ended 2000 increased by 2,494% over fiscal year ended 1999. On a year to date basis, G&A expenses for fiscal year ended 2000 totaled $1,062,792, an increase of 2,594% over fiscal year ended 1999. The increase in G&A expenses was because of substantial non-cash compensation expenses (described below), in addition to the increase in salary of employees at the management level, and increased rental expenses of $137,984 and advertising expenses of approximately $178,739 during the year 2000. The number of employees was increased from 15 as of December 31, 1999 to 50 as of December 31, 2000. The Company has also taken an aggressive marketing strategy such as launching a net flash program on China Central TV channel and other 12 TV channels. In order to recruit experienced computer engineers/technicians, the Company has to increase the staff's salary to a competitive market level.

         Included in the G&A expenses for fiscal year ended December 31, 2000 were $331,771 in non-cash compensation expenses incurred as a result of the accounting effect of granting and repricing certain stock options and the issuance of shares for services under the "Forlink Software Corporation, Inc. Stock Plan."

     Liquidity and Capital Resources

         During the fiscal year ended December 31, 2000, the Company used $221,402 to acquire plant and equipment.

         During the fiscal year ended December 31, 2000, $262,572 (net) was provided by financing activities.

         As of December 31, 2000, the Company had $202,631 cash on hand, and a working capital surplus of $209,599. However, due to the rapid growth of the Company, additional capital may be required. In order for the Company to meet its continuing cash requirements and to successfully implement its growth strategy, the Company will need to rely on increased future revenues and/or will require additional financing. In the event additional financing is required, no assurances can be given that such financing will be available in the amount required or, if available, that it can be on terms satisfactory to the Company.

     New Accounting Pronouncements

         In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, the adoption of the standard did not affect the Company's financial statements.

         In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB
101). SAB 101, as amended, summarizes and clarifies certain existing accounting principles for the recognition and classification of revenues in the financial statements. The adoption of SAB 101 did not have any effect on the Company's financial statements.

THREE MONTHS ENDED MARCH 31, 2001 COMPARED TO THREE MONTHS ENDED MARCH 31, 2000.

         Results of Operations


                                           THREE MONTHS ENDED
                                MARCH 31, 2001             MARCH 31, 2000
                                --------------             --------------

         NET SALES                  $95,290                   $212,107

         Net sales were derived from Forlink brand "For-Series" internet software tools sales, computer hardware sales and internet software system integration services. The net sales for the first quarter of 2001 are down substantially from the first quarter of 2000 due primarily to the general market decline of Chinese businesses in the internet industry that are potential customers of the Company.

         Cost of sales were $25,010 during the quarter ended March 31, 2001, down from $90,089 during the first quarter of 2000. Selling Expenses were $7,445 during the quarter ended March 31, 2001, down from $51,793 during the first quarter of 2000. The substantial decreases in both of these expenses were due to both the decline in sales as well as the Company's reduction in overhead and costs in these areas.

         General and administrative ("G&A") expenses were $345,635 during the quarter ended March 31, 2001, up from $62,601 during the first quarter of 2000. The increase in G&A expenses was primarily due to substantial non-cash compensation expenses. Included in the G&A expenses for quarter ended March 31, 2001 were $148,906 in non-cash compensation expenses incurred as a result of the accounting effect of granting certain stock options in 2000 and the issuance of shares for services in the first quarter of 2001 under the "Forlink Software Corporation, Inc. Stock Plan."

         For the quarter ended March 31, 2001, the Company had a net loss of $271,681, compared to net income of $8,725 for the same quarter in 2000.

         As of March 31, 2001, the Company had $87,479 cash on hand, and a working capital surplus of $99,497. However, additional capital may be required. In order for the Company to meet its continuing cash requirements and to successfully implement its growth strategy, the Company will need to rely on increased future revenues and/or will require additional financing. In the event additional financing is required, no assurances can be given that such financing will be available in the amount required or, if available, that it can be on terms satisfactory to the Company.

CHANGES IN ACCOUNTANTS

         On January 4, 2000 the Company dismissed the independent accountant firm of Smith & Company and appointed BDO International as its new certified public accountants. The change in the accounting firms was the result of the Company's reorganization in November 1999. A Current Report on Form 8-K was filed on January 10, 2000 to report the change in the accountants.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

         As of June 30, 2001, the directors and executive officers of the Company, their ages, positions in the Company, the dates of their initial election or appointment as director or executive officer, and the expiration of the terms as directors were, and are, as follows:


Name                          Age     Position                                           Director Since
---------------               ---     --------------------------------------------       --------------

Liang Che                     35      Chief Executive Officer, Chief Financial           November 1999
                                      Officer and Director

Xiaoxia Zhao                  36      Chairman, President, Chief Technology              November 1999
                                      Officer and Director

Jie Zhang                     36      Vice President, Manager of                         November 1999
                                      Technology Development Department
                                      and Director

Wei Song                      36      Director                                           November 1999

Michael Harrop                55      Director                                              May 1998

Huakang He                    55      Director                                            October 2000

Ma Shengli                    34      Director                                            October 2000


         The Company's directors are elected at the annual meeting of stockholders, or via an appropriate shareholder consent, and hold office until their successors are elected and qualified. The Company's officers are appointed annually by the Board of Directors and serve at the pleasure of the Board.

         LIANG CHE has been Chief Executive Officer, Chief Financial Officer and director of the Company since November 1999. During the period covering 1996 until 1998, he was President of Shenzhen Shen Pu Computer Co., Ltd. and developed the Shanghai railway ticketing system, which is the largest ticketing system in China. From 1992 to 1996, he was the General Manager of the Middle China/South West China District. Liang Che has a Masters Degree in Computer Science.

         XIAOXIA ZHAO has been Chairman, President, Chief Technical Officer and director of the Company since November 1999. During the period from January 1998 until October 1998, he was Vice President and Chief Technical Officer of GBS InfoTech Co. From August 1997 to January 1998, he was Chief Engineer and in charge of technology management and the system integration department of Beijing Long Ma Software Development Co., Ltd. From 1996 until 1997, he was the leading engineer in charge of the Yahoo!Japan operation and support, cooperated with Panasonic to develop a specialized search engine, worked with Lotus on category and search system development and with Reuters and Daily News on news page developments. During the period from 1991 to 1996, he was a System Engineer with the Japan Itochu Group CRC Research Institute. Xiaoxia Zhao has a Masters Degree in Computer Science.

         JIE ZHANG has been Vice President, Manager of Technology Development Department and director of the Company since November 1999. From 1989 to 1998, Jie Zhang was Senior Engineer for South China Computer Co. and in charge of CEDGA monitor cards, iron temperature control ASIC chip development, network design for networks composed of SUN, SGI, and CISCO equipment. During the period from February 1995 until August 1996, he was sent to Japan to research international banking software system on the Fujitsu M series super computer. Jie Zhang has a Masters Degree in Computer Science.

         WEI SONG has been a director of the Company since November 1999. From 1995 until 1998, she was President of Yun Tiing International, Inc. an in charge computer imp/exp business. During the period covering 1986 to 1995, she was Manager of the computer department of Hong Kong Da Cang Co., Ltd. Wei Song has a Bachelors Degree in Computer Science.

         MICHAEL HARROP was President of the Company from May 1998 until November 1999 and is currently a director of the Company. Mr. Harrop is President of Harrop, Lees, Brown & Co. in Geneva Switzerland and for the past five years has been involved in venture capital activities. He is a director of Century Milestone S&T Co., Ltd. (formerly Haas Neuveux & Company) and VIPC Communications, Inc. Mr. Harrop was educated at Cambridge University.

         Huakang He and Ma Shengli, each of whom were directors as of December 31, 2000, each resigned as directors effective June 8, 2001.

EXECUTIVE COMPENSATION.

         The following table sets forth information about compensation paid to, or accrued for the benefit of the Company's officers and directors during the years ended December 31, 2000, 1999 and 1998. This information includes amounts that were paid to the management of Beijing Forlink Software Technology Co., Inc. prior to the acquisition by the Company and amounts paid to such management after the acquisition. None of the Company's directors or executive officers earned more than $100,000 during the years ended December 31, 2000, 1999 and 1998.


                           Summary Compensation Table
                                                                    Annual Compensation
                                                       ----------------------------------------------
                  (a)                        (b)             (c)           (d)            (e)
                 Name                        Year                                        Other
                  And                       Ended                                        Annual
               Principal                   December        Salary         Bonus       Compensation
               Position                       31             ($)           ($)            ($)
---------------------------------------- ------------- ---------------- ----------- -----------------

Liang Che, CEO, CFO & Director               2000           19,958         -0-            -0-
                                             1999            2,927         -0-            -0-
                                             1998              -0-         -0-            -0-


Xiaoxia Zhao, President & Director           2000           19,955         -0-            -0-
                                             1999            2,905         -0-            -0-
                                             1998              -0-         -0-            -0-

Jie Zhang, Vice President, Manager of        2000           16,793         -0-            -0-
Technological Development & Director         1999            1,561         -0-            -0-
                                             1998              -0-         -0-            -0-



                                                 Long Term Compensation
                                       --------------------------------------------
                                                   Awards                Payouts
                                        ------------------------------ -------------
          (a)                 (b)           (f)            (g)             (h)             (i)
          Name                Year      Restricted                                         All
          And                Ended         Stock          Shares           LTIP           Other
       Principal            December     Award(s)       Underlying       Payouts      Compensation
        Position               31           ($)          Options           ($)             ($)
------------------------- ------------- ------------ ----------------- -------------  ------------

Liang Che, CEO, CFO &          2000         -0-            -0-             -0-            -0-
Director                       1999         -0-            -0-             -0-            -0-
                               1998         -0-            -0-             -0-            -0-

Xiaoxia Zhao, President &      2000         -0-            -0-             -0-            -0-
Director                       1999         -0-            -0-             -0-            -0-
                               1998         -0-            -0-             -0-            -0-

Jie Zhang, Vice                2000         -0-            -0-             -0-            -0-
President, Manager of          1999         -0-            -0-             -0-            -0-
Technological Development      1998         -0-            -0-             -0-            -0-
& Director


         Because no options, stock appreciation rights or Long-Term Incentive Plans have been granted to any of the executive officers, the information and tables otherwise required by this Item which relate to such forms of compensation have been omitted.

         There are no written employment agreements with any of the Company's executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth, as of June 30, 2001, the stock ownership of each person known to the Company to be the beneficial owner of five percent (5%) or more of the Company's Common Stock, each executive officer and director individually and all executive and directors of the Company as a group.


                                                                        Percent Owned
    Name and Address of                   Amount and Nature of         Beneficially and
      Beneficial Owner                   Beneficial Ownership            of Record
             (3)                                (1)(4)                      (2)
----------------------------------       ---------------------         ----------------

   Liang Che                                   5,781,000                   22.7%
   Zhong Zhi SRP Co
   Shen Nan Zhong RD Shnzhn
   Guang Dong Province
   China

   Xiaoxia Zhao                                5,790,500                   22.7%
   231-2-501 Hui Xing Li
   Chao Yang District
   Beijing, China



   Wei Song                                    5,612,500                   22.0%
   18 Golden Star
   Irvine, CA 92604, USA

   Jie Zhang                                   1,291,000                    5.1%
   No. 21 Shiu Jun Nan Nie
   Guangzhou
   Guang Dong Province, China

   Michael Harrop                                800,000                    3.1%
   94 Rue de Lausanne, CH1202
   Geneva, Switzerland

   All officers and directors of              19,275,000                   75.7%
   the Company as a group (five
   persons)

-----------------------

         (1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named in the table.

         (2) Based upon 25,470,000 shares of Common Stock outstanding as of June 30, 2001.

         (3) Each individual named in the table is an officer or director of the Company.

         (4) All of the shares of Common Stock held by officers, directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, under certain circumstances.

                                 DESCRIPTION OF
          BEIJING SLAIT SCIENCE AND TECHNOLOGY DEVELOPMENT LIMITED, CO.
                                    ("SLAIT")
                             FLOOR 11, BIN HE PLAZA
                             NO. 1 CHE DAO GOU ROAD
                                HAIDIAN DISTRICT
                                  BEIJING CHINA

Beijing Slait Science & Technology Development Limited Co. ("SLAIT") is an Application Integration Technology (AIT) provider. Established in 1998, SLAIT is focusing on offering AIT and its applications for several industries, including:
Telecommunications, Financial Services, Retailers and Third Party Logistics.

SLAIT provides its customers with state-of-art products and services in both software and hardware, to allow them to offer e-commerce service to their customers. SLAIT's customers include Beijing Mobile Communication Company, PICC (People's Insurance Company of China) and the Agricultural Bank of China Guangdong Branch.

SLAIT provides services for training consultation and e-commerce transactions and focuses on assisting customers in providing reliable e-commerce services total application solutions. SLAIT also assists enterprises in various industries in fully utilizing their existing investments in developing new integrated application systems.

SLAIT has approximately 80 employees.

I.   COMPANY BUSINESS

SLAIT's business is focused in three areas : (1) developing enterprise application software, (2) developing enterprise application integration (EAI) platforms and tools, and (3) application solutions consulting for enterprises. SLAIT has developed many application systems and solutions in several areas, such as mobile communication, banking and large enterprises.

II.  PRODUCTS  AND TOOLS

SLAIT has two application integration platforms:

(1)  Transaction Process Control  System -- TPCS

     TPCS is based on an X/OPEN Ddistributed Traction Process (DTP) model. TPCS provides a platform and tools for distributed application development. At present, TPCS 2.0 has been widely used in many large application projects and products, such as Business Operation Support Systems (BOSS) used by China Mobile Communications Corp., data center of People's Insurance of China Corp., etc. TPCS supports many operating systems environments, such as HP HP-UX, IBM AIX, SUN Solaris, SCO UNIX and Windows platforms.

(2)  Object Request Broker Control System -- ORBCS

     ORBCS is based on OMG Common Object Request Broker Specification (CORBA). ORBCS is an application integration platform which SLAIT is developing. ORBCS 1.0 (based on CORBA 2.3) is used in Data Center projects of Beijing Mobile Communication Corp.

III. MARKET ANALYSIS

SLAIT has completed numerous application integration projects in fields such as telecommunications, banking, insurance and e-commerce. The projects include integrated application solutions, requirement analysis, planning proposal, systems design, equipment selection, software development, installation and debugging, risk management and systems maintenance. SLAIT's business has spread through nearly 20 provinces, cities and autonomous regions.

SLAIT is focusing on offering Enterprise Application Integration Technology and its applications. Most technologies on the market today that enable enterprise application integration (EAI) address only one or two aspects of integration, forcing users to make multiple buying decisions to integrate portals with their enterprises. In contrast, SLAIT offers the robust integration brokering and data center technology needed to address the converging requirements of application-to application (A2A), business-to business (B2B) and business-to-consumer (B2C) integration at the Web portal.

The requirement for EAI solutions is very large. The result of IDC research (www.idc.com) shows that EAI solutions will increase 400% from $2.2 billion in 1998 to 11.6 billion in 2003. The other leading IT research institute - Gartner Group (www.gartnergroup.com) thinks 98% of new applications will be supported by EAI technologies in 2001.

IV.  COOPERATIVE PARTNERS

SLAIT is an authorized reseller of HP and CISCO, and has experience in server and workstations for HP along with sales and technical support for network products for CISCO.

V.   COMPETITIVE ANALYSIS

At present, there are only a few software companies focusing on application integration in China. Most of the software companies in China are focusing on developing application software based on PC or concentrating systems. There are three main competitors: Asiainfo Corp, Legend Corp. and China Software Corp.

Representative customers of SLAIT include:

o    BANKING

     o Inter-city Banking System (ICBS) of Agricultural Bank of China, Guangdong province

     o Network System for Public Service of Agricultural Bank of China, Jiangmen, Guangdong province

     o   ISC BC III emulation system transaction control interface (TCI)

o    TELECOMMUNICATION

     o Integrated charging and business system of Beijing Mobile Communication Company

     o   Business and accounting system of Chongqing Mobile Communication
         Company

o    INSURANCE

     o   Office automation system of People's Insurance of China Corp. (PICC)

     o   Secretarial document management system for insurance

     o   PICC data centralized treatment system

     o   PICC manager checking system

     o   PICC vehicle damage-assessment system

o    NETWORK ENGINEERING

     o   Integrated network system project of Beijing Mobile Communication
         Company

     o Wiring and network project of cities and regions under, and for PICC Henan (province) branch

     o   Wiring and network project of PICC Jinan Branch

     o   Wiring and network project of PICC Jiangxi Province branch

     o Wiring and network project of cities and regions under, and for PICC Dalian (city) branch

     o   Network project of Tianshan Hotel |X| Network project of Qiaoyuan Hotel

o    RETAIL

     Management Information System of Beijing Wanfang Supermarket

PRO-FORMA SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF FORLINK SOFTWARE CORPORATION, INC. AFTER CLOSING OF SLAIT ACQUISITION.

         The following table sets forth, on a pro-forma basis after the acquisition of 100% of the outstanding equity of SLAIT is completed, the stock ownership of each person known to Forlink Software Corporation, Inc. (the "Company") to be the beneficial owner of five percent (5%) or more of the Company's Common Stock, each executive officer and director individually and all executive and directors of the Company as a group.


                                                                         Percent Owned
                                            Amount and Nature of         Beneficially and
      Name and Address of                   Beneficial Ownership            of Record
       Beneficial Owner                           (1)(4)                      (2)
  ------------------------------------- --------------------------- -------------------------

     Liang Che                                   5,781,000                    6.8%
     Zhong Zhi SRP Co
     Shen Nan Zhong RD Shnzhn
     Guang Dong Province, China

     Xiaoxia Zhao (3)                            5,790,500                    6.8%
     231-2-501 Hui Xing Li
     Chao Yang District
     Beijing, China

     Wei Song                                    5,612,500                    6.6%
     18 Golden Star
     Irvine, CA 92604, USA

     Yi He (3)                                  25,800,000                   30.4%
     Floor 11, Bin He Plaza
     No. 1 Che Dao Gou Road
     Haidian District,
     Beijing, China

     Hongkeung Lam (3)                          10,500,000                   12.4%
     Floor 11, Bin He Plaza
     No. 1 Che Dao Gou Road
     Haidian District,
     Beijing, China

     Jing Zeng                                   5,760,000                    6.8%
     Floor 11, Bin He Plaza
     No. 1 Che Dao Gou Road
     Haidian District,
     Beijing, China

     All officers and directors of              32,090,500                   49.6%
     the Company as a group (three
     persons)

-----------------------

     (1) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named in the table.

     (2) Based upon 84,900,000 shares of Common Stock outstanding immediately after Closing of the acquisition of SLAIT.

     (3) Will be officer or director of the Company upon Closing of the acquisition of SLAIT.

     (4) All of the shares of Common Stock held by officers, directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, under certain circumstances.

DIRECTORS AND EXECUTIVE OFFICERS OF FORLINK SOFTWARE CORPORATION, INC. AFTER CLOSING OF SLAIT ACQUISITION.

Effective upon Closing of the acquisition of SLAIT, the Officers and Directors shall be as follows:

XIAOXIA ZHAO, Chairman of the Board of Directors, Secretary, Treasurer. Mr. Zhao's biography is described above.

YI HE, President Director.

Age 35. From January 1998 to present, Mr. He has been the Founder, Chairman and President of Beijing SLAIT Science & Technology Development Limited Co. From March 1993 to January 1998, Mr. He was the President of Beijing Sunny Computer System Engineering Co. Mr. He has a Master's Degree in Computer Science from Peking University.

HONKEUNG LAM, Director.

Age 49. From July 2000 to present, present Mr. Lam has been the Chairman of Beijing Hi Sun In Soft Information Technology Ltd. From June 1998 to June 2000, Mr. Lam was the Chairman and President of Beijing Jinshili Information Technology Ltd. From 1992 to February 1998, Mr. Lam was the Manager of Beijing office of Taiwan Acer Computer (Far East) Co.

MORE INFORMATION

The Company files annual, quarterly and special reports and proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information the Company files at the SEC's public reference room at 450 Fifth Street N.W., Washington, D.C. 20549, or on the SEC's web site, http://www.sec.gov.

You may call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of the filings of the Company has made with SEC directly from the Company by requesting them in writing or by telephone at the following address:

Forlink Software Corporation, Inc.
Fang Yuan Mansion 9F
Zhongguancun South Street Yi No. 56
Haidian District, Beijing, PRC 100044
Tel. 011-8610 8802 6368

The payment of expenses related to the preparation, filing and distribution of this Information Statement has been made by the Company.

                                        By Order of the Board of Directors,

                                        ----------------------------------------
                                        Xiaoxia Zhao, Chairman
June ______, 2001

                                                                         Annex A

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors of
Forlink Software Corporation, Inc.


We have audited the accompanying consolidated balance sheets of Forlink Software Corporation, Inc. as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2000 and 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Forlink Software Corporation, Inc. as of December 31, 2000 and 1999 and the results of its consolidated operations and cash flows for the years ended December 31, 2000 and 1999, in conformity with generally accepted accounting principles in the United States of America.




BDO INTERNATIONAL

Hong Kong, February 13, 2001

                       FORLINK SOFTWARE CORPORATION, INC.

                           CONSOLIDATED BALANCE SHEETS

(Expressed in US Dollars)


                                                               DECEMBER 31,     DECEMBER 31,
                                                                  2000             1999
                                                               ------------     ------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                    $   202,631      $   856,233
  Accounts receivable                                               40,392            1,690
  Other receivables, deposits and prepayments (Note 4)             172,747           17,044
  Inventories (Note 5)                                              37,297           34,286
                                                               -----------      -----------

  Total current assets                                             453,067          909,253

PLANT AND EQUIPMENT, NET (Note 6)                                  227,690           43,792
                                                               -----------      -----------

TOTAL ASSETS                                                   $   680,757      $   953,045
                                                               ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Amounts due to stockholders (Note 7)                         $    83,345      $   120,773
  Other payables and accrued expenses (Note 8)                     144,093          560,476
  Other taxes payable (Note 9)                                      16,030            1,100
                                                               -----------      -----------

  Total current liabilities                                        243,468          682,349
                                                               -----------      -----------


COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS' EQUITY
  Common stock, par value $0.001 per share;
    100,000,000 shares authorized; 25,400,000 and
    25,000,000 shares issued and outstanding, respectively          25,400           25,000
  Additional paid-in capital                                     1,382,001          250,630
  Accumulated losses                                              (970,112)          (4,934)
                                                               -----------      -----------

  Total stockholders' equity                                       437,289          270,696
                                                               -----------      -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $   680,757      $   953,045
                                                               ===========      ===========


See accompanying notes to consolidated financial statements.

                       FORLINK SOFTWARE CORPORATION, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

(Expressed in US Dollars)


                                                   YEAR ENDED        YEAR ENDED
                                                  DECEMBER 31,      DECEMBER 31,
                                                       2000            1999
                                                  ------------      ------------
NET SALES                                         $    728,477      $     67,238

COST OF SALES                                         (385,719)          (17,200)
                                                  ------------      ------------

GROSS PROFIT                                           342,758            50,038

SELLING EXPENSES                                      (135,256)           (8,992)

GENERAL AND ADMINISTRATIVE EXPENSES                 (1,062,792)          (40,975)

RESEARCH AND DEVELOPMENT EXPENSES                     (120,497)               --
                                                  ------------      ------------

OPERATING (LOSS)/INCOME                               (975,787)               71

INTEREST INCOME                                          7,943             1,432

OTHER INCOME, NET                                        2,666                10
                                                  ------------      ------------

(LOSS)/INCOME BEFORE INCOME TAX                       (965,178)            1,513

PROVISION FOR INCOME TAX (NOTE 11)                          --                --
                                                  ------------      ------------

NET (LOSS)/INCOME                                 $   (965,178)     $      1,513
                                                  ============      ============

EARNINGS/(LOSS) PER SHARE - BASIC AND DILUTED     $      (0.04)     $         --
                                                  ============      ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

    - BASIC                                         25,237,808        20,833,000
                                                  ============      ============

    - DILUTED                                       25,237,808        20,833,000
                                                  ============      ============


See accompanying notes to consolidated financial statements.

                       FORLINK SOFTWARE CORPORATION, INC.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

(Expressed in US Dollars)


                                  COMMON STOCK
                           --------------------------
                             NUMBER                         ADDITIONAL                                           TOTAL
                               OF                            PAID-IN       SUBSCRIPTION      ACCUMULATED     STOCKHOLDERS'
                             SHARES          AMOUNT          CAPITAL        RECEIVABLE          LOSSES          EQUITY
                           -----------     -----------     -----------     ------------      -----------     ------------
Balance,
  November 11, 1998                 --     $        --     $        --      $        --      $        --      $        --
Issuance of common
  stock to BFST's
  stockholders              20,000,000          20,000         100,773               --               --          120,773
Net loss                            --              --              --               --           (6,447)          (6,447)
                           -----------     -----------     -----------      -----------      -----------      -----------

Balance,
  December 31, 1998         20,000,000          20,000         100,773               --           (6,447)         114,326
Return of capital to
  BFST's stockholders               --              --        (120,773)              --               --         (120,773)
Issuance of common
  stock in connection
  with reverse
  acquisition (Note 1)       5,000,000           5,000         270,630         (275,000)              --              630
Payment of
  subscription
  receivable (Note 3)               --              --              --          275,000               --          275,000
Net income                          --              --              --               --            1,513            1,513
                           -----------     -----------     -----------      -----------      -----------      -----------

Balance,
  December 31, 1999         25,000,000          25,000         250,630               --           (4,934)         270,696
Issuance of common
  stock (Note 8)               200,000             200         799,800               --               --          800,000
Issuance of common
  stock in connection
  with compensation
  payments (Note 12)           200,000             200         276,883               --               --          277,083
Issuance of options
  to consultants/lawyers            --              --          54,688               --               --           54,688
Net loss                            --              --              --               --         (965,178)        (965,178)
                           -----------     -----------     -----------      -----------      -----------      -----------

Balance,
  December 31, 2000         25,400,000     $    25,400     $ 1,382,001      $        --      $  (970,112)     $   437,289
                           ===========     ===========     ===========      ===========      ===========      ===========

See accompanying notes to consolidated financial statements.

                       FORLINK SOFTWARE CORPORATION, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                (Decrease)/Increase in Cash and Cash Equivalents

(Expressed in US Dollars)


                                                             YEAR ENDED     YEAR ENDED
                                                            DECEMBER 31,   DECEMBER 31,
                                                                2000           1999
                                                            ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss)/income                                          $(965,178)     $   1,513
  Adjustments to reconcile net (loss)/income to net cash
    (used in)/provided by operating activities
    Depreciation of plant and equipment                         37,504          4,773
    Non-cash compensation expenses                             331,771             --
    Changes in:
      Accounts receivable                                      (38,702)        (1,690)
      Other receivables, deposits and prepayments             (155,703)       (17,016)
      Inventories                                               (3,011)       (34,286)
      Other payables and accrued expenses                       83,617         55,756
      Other taxes payable                                       14,930          1,072
                                                             ---------      ---------
NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES           (694,772)        10,122
                                                             ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of plant and equipment                          (221,402)       (18,483)
                                                             ---------      ---------
NET CASH USED IN INVESTING ACTIVITIES                         (221,402)       (18,483)
                                                             ---------      ---------
Cash flows from financing activities
  Payment of subscription of common stock                      300,000        275,000
  Monies received from potential investor                           --        500,000
  Capital contribution by stockholder                               --            630
  Repayment to stockholders                                    (37,428)            --
                                                             ---------      ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                      262,572        775,630
                                                             ---------      ---------
NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS          (653,602)       767,269

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                 856,233         88,964
                                                             ---------      ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR                     $ 202,631      $ 856,233
                                                             =========      =========
SUPPLEMENTAL DISCLOSURE OF SIGNIFICANT
  NON-CASH TRANSACTIONS
  Loan from potential investor capitalized                   $ 500,000      $      --
                                                             =========      =========


See accompanying notes to consolidated financial statements.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Beijing Forlink Software Technology Co., Ltd. ("BFST") was established in the People's Republic of China (the "PRC") on November 11, 1998 as a limited liability company. It commenced operations in May 1999. The principal activities of BFST are the provision of computer software consultancy and engineering services and the development and sale of computer software in the PRC. As a part of computer consultancy and engineering services, sale of computer hardware is also a significant business to the Company.

On November 3, 1999, 100% of the common stock of BFST was acquired by Light Energy Management, Inc. ("LEM"), in exchange for 20,000,000 shares of LEM's $0.001 par value common stock, plus a cash consideration of Renminbi (RMB) 1,000,000. For accounting purposes, the acquisition has been treated as the acquisition of LEM by BFST with BFST as the acquirer (reverse acquisition). The historical financial statements prior to November 3, 1999 are those of BFST. All shares and per share data prior to the acquisition have been restated to reflect the stock issuance as a recapitalization of BFST.

LEM was initially incorporated in the State of Utah on January 7, 1986, under the name of Why Not?, Inc. ("Why Not"). On December 30, 1993, Why Not was dissolved as a Utah corporation and re-incorporated as a Nevada corporation. In December 1998, Why Not changed its name to Light Energy Management, Inc. On December 6, 1999, LEM changed its name to Forlink Software Corporation, Inc. ("the Company").


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING AND PRINCIPLES OF CONSOLIDATION

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America and present the financial statements of the Company and its wholly owned subsidiary, BFST. All material intercompany transactions have been eliminated.

FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS

The functional currency of the Company is US$ and the financial records are maintained and the financial statements prepared in US$. The functional currency of BFST is Renminbi (RMB) and the financial records are maintained and the financial statements are prepared in RMB.

Foreign currency transactions during the year are translated into US$ at the exchange rates ruling at the transaction dates. Gain and loss resulting from foreign currency transactions are included in the statement of operations. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into US$ at year end exchange rates. When assets, liabilities and equity denominated in RMB are translated into US$, translation adjustments are included as a component of stockholders' equity.

Exchange rates between US$ and RMB are fairly stable during the year presented. The rates ruling as of December 31, 1999 and 2000 are US$1 : RMB8.28 and US$1 :
RMB8.28, respectively. Due to the stability of the exchange rates, there were no net adjustments in stockholders' equity.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - CONTINUED

REVENUE RECOGNITION

Revenue from software sales is recognised when all shipment obligations have been met, fees are fixed and determinable, collection of sales proceeds is deemed probable and persuasive evidence of an arrangement exists.

In particular, revenue from provision of computer consultancy and engineering services is recognised when services are rendered in stages as separate identifiable phases of a project are completed.

The sale of computer hardware is recognised as revenue on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and title has passed.

INVENTORIES

Inventories are stated at the lower of cost or market. Cost of raw materials includes cost of purchase computed using the first-in-first-out method; cost of work-in-progress and finished goods includes cost of materials, direct labor and an appropriate proportion of production overheads that have been incurred in bringing the inventories to their present location and condition. Market value is determined by reference to the sales proceeds of items sold in the ordinary course of business after the balance sheet date or to management estimates based on prevailing market conditions.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

PLANT, EQUIPMENT AND DEPRECIATION

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

                                             ESTIMATED
                                            USEFUL LIFE
                                             (IN YEARS)
                                            -----------
Computer equipment                               5
Office equipment                                 5
Motor vehicle                                   5-10
Leasehold improvements                    Over lease term

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - CONTINUED

PLANT, EQUIPMENT AND DEPRECIATION - CONTINUED

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterment to plant and equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

ADVERTISING COSTS

All advertising costs incurred in the promotion of the Company's products and services are expensed as incurred.

PROJECT AND COMPUTER SOFTWARE DEVELOPMENT COSTS

In accordance with SFAS No. 86 "Accounting for the Cost of Computer Software to be Sold, Leased or Otherwise Marketed" software development costs are expensed as incurred until technological feasibility in the form of a working model has been established. Deferred software development costs will be amortized over the estimated economic life of the software once the product is available for general release to customers. For the current products, the Company determined that technological feasibility was reached at the point in time it was available for general distribution. Therefore, no costs were capitalized.

LONG-LIVED ASSETS

The Company periodically reviews their long-lived assets for impairment based upon the estimated future cash flows expected to result from the use of the asset and its eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109. Under SFAS No. 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - CONTINUED

NET LOSS PER COMMON SHARE

The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share ("SFAS No. 128") and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common shareholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents, however, potential common shares are excluded if their effect is antidilutive.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of certain financial instruments, including cash, accounts receivable and other payables and accrued expenses approximate their fair values as of December 31, 2000 and 1999 because of the relatively short-term maturity of these instruments.

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, the adoption of the standard did not affect the Company's financial statements.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101). SAB 101, as amended, summarizes and clarifies certain existing accounting principles for the recognition and classification of revenues in the financial statements. The adoption of SAB 101 did not have any effect on the Company's financial statements.


NOTE 3 - SUBSCRIPTION RECEIVABLE

This represents subscription monies receivable in connection with the private placement of 4,000,000 shares of common stock of LEM prior to the reverse acquisition of BFST. The monies were fully received in December 1999.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)


NOTE 4 - OTHER RECEIVABLES, DEPOSITS AND PREPAYMENTS

                        DECEMBER 31,    DECEMBER 31,
                           2000            1999
                        ------------    ------------
Other receivables        $ 75,397        $     36
Deposits                      996           4,469
Prepayments                96,354          12,539
                         --------        --------
                         $172,747        $ 17,044
                         ========        ========

NOTE 5 - INVENTORIES

                      DECEMBER 31,   DECEMBER 31,
                          2000           1999
                      ------------   ------------
Raw materials           $37,297        $   892
Work-in-progress             --         33,394
Finished goods               --             --
                        -------        -------
                        $37,297        $34,286
                        =======        =======


NOTE 6 - PLANT AND EQUIPMENT, NET

                                     DECEMBER 31,    DECEMBER 31,
                                        2000            1999
                                     ------------    ------------
Computer equipment                    $ 97,158        $ 27,734
Office equipment                        69,588           2,046
Motor vehicle                           67,341          18,785
Leasehold improvement                   35,880              --
                                      --------        --------
                                       269,967          48,565
Less: Accumulated depreciation          42,277           4,773
                                      --------        --------
                                      $227,690        $ 43,792
                                      ========        ========

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 7 - AMOUNTS DUE TO STOCKHOLDERS

The amounts represent cash consideration payable to the original investors of BFST in connection with the reverse acquisition of BFST by the Company. These investors became the major stockholders of the Company following the reverse acquisition.


NOTE 8 - SUBSCRIPTION OF COMMON STOCK

The Company has a plan to raise $2,000,000 through the sale of 200,000 shares of its common stock at $4.00 per share to an investor and the investor would also receive warrants to purchase 200,000 shares of common stock at $6.00 per share. Other payables and accrued expenses at December 31, 1999 included $500,000 non-refundable monies received from the investor in this offer. During the year of 2000, an additional $300,000 was received from the investor. On July 19, 2000, the Company issued 200,000 shares of its common stock to the investor. Accordingly, $800,000 was capitalized as common stock and additional paid-in-capital.


NOTE 9 - OTHER TAXES PAYABLE

Other taxes payable comprise mainly Valued-Added Tax ("VAT") and Business Tax ("BT"). VAT is charged at rates of 6% to 17% on the selling price of BFST's products. BT is charged at a rate of 5% on the revenue from the provision of software consultancy services. Since September 2000, in accordance with relevant PRC tax regulation, all of the Company's operating income becomes subject to VAT of a rate of 17%. However, since then the Company enjoys a beneficial tax treatment as a high-tech company. Accordingly, the effective VAT tax rate would be around 3%.


NOTE 10 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASE COMMITMENT

During the year ended December 31, 2000 and 1999, BFST incurred lease expenses amounting to $137,570 and $1,861 respectively. As of December 31, 2000, the Company had commitments under non-cancellable operating lease expiring in excess of one year amounting to $282,346. Rental payments for each of the succeeding periods are:

January 1, 2001 to December 31, 2001        $242,011
January 1, 2002 to December 31, 2002          40,335
                                            --------
                                            $282,346
                                            ========

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 11 - INCOME TAX

Pursuant to an approval document dated June 23, 1999 issued by the Beijing Tax Bureau, BFST, being a "New Technology Enterprise" is eligible to full exemption from PRC Corporate Income Tax for a period of 3 years commencing January 1, 1999, followed by a 50% reduction from the years from 2003 to 2005.

No provision for deferred taxation has been made as there is no material temporary difference at the balance sheet date.


NOTE 12 - STOCK PLAN

On June 1, 2000, the stockholders of Company approved a plan of stock-based compensation incentives for selected eligible participants who are the staff and consultants of the Company. This plan is known as the "Forlink Software Corporation, Inc. Stock Plan" (the "Plan"). The total number of shares of common stock reserved for issuance by the Company either directly as stock awards or underlying options granted under this Plan shall not be more than 1,600,000. Under terms of the Plan, options can be issued to purchase shares of the Company's common stock. The Board of Directors shall determine the terms and conditions of each option granted to eligible participants, which terms shall be set forth in writing. The terms and conditions so set by the Board of Directors may vary from one eligible participant to another.

The Company will account for the options issued to employees using the intrinsic value method of accounting prescribed by the Accounting Principle Board Opinion No. 25, "Accounting for Stock Issued to Employees". The Company will also provide the proforma disclosures required by SFAS No. 123, "Accounting for Stock Based Compensation".

The following table summarizes the activity on stock options under the stock plan:

                                                                                         Weighted Average
                                                               Number of shares           Exercise Price
                                                               ----------------          ----------------
Outstanding at December 31, 1999                                          0                        0
Granted                                                           1,968,000                    $2.28
Exercised                                                                 0                        0
Forfeited or Cancelled                                              631,000                    $5.00
Outstanding at December 31, 2000                                  1,337,000                    $1.00

All outstanding options at December 31, 2000 are exercisable.

The weighted average fair value of options, calculated using the Black-Scholes option pricing mode, granted during 2000 was $2.06 per share. The weighted average remaining life of options outstanding at December 31, 2000 was 6 years. All outstanding options were exercisable at $1.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 12 - STOCK PLAN - CONTINUED

If the Company had elected to recognize compensation cost based on the fair value at the grant dates for options issued under the plans described above, consistent with the method prescribed by SFAS 123, net loss and loss per share would have been changed to the pro forma amounts indicated below for the year ended December 31, 2000:

Net loss
 As reported                                        $  (965,178)
 Proforma                                           $(1,450,458)
Basic and diluted earnings per share
 As reported                                        $     (0.04)
 Proforma                                           $     (0.06)

The fair value of stock options used to compute pro forma net income applicable to common shareholders and earnings per share disclosures is the estimated present value at grant date using the Black-Scholes option-pricing model with the following weighted average assumptions for 2000: Dividend yield of 0%; expected volatility of 90%; a risk-free interest rate of 5.98%; and an expected option life of 5.5 years.

In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25. The Interpretation, which has been adopted prospectively as of July 1, 2000, requires that stock options that have been modified to reduce the exercise price be accounted for as variable. The Company repriced 337,000 stock options on September 21, 2000, and reduced the exercise price to $1 per share, the then-current market price of the stock. Under the Interpretation, the options are accounted for as variable from September 21, 2000 until the options are exercised, forfeited or expire unexercised. Because the market price of the Company's stock increased since September 21, 2000, the effect of adopting the Interpretation was to increase net loss for the quarter ended September 30, 2000 by $252,750 or $0.01 per share. However, as of December 31, 2000, the market price of the Company's stock decreased to a level lower than the exercise price. Accordingly, on a year to date basis, there are no effects of adoption the Interpretation and the effect for the quarter ended September 30, 2000 was reversed as of the year end date.

On June 1, 2000, a fee agreement was entered into between the Company and Futro and Tranernicht LLC, the corporate attorneys of the Company ("the Attorneys"). It is agreed that the Attorneys would accept as compensation from the Company in full for all legal services provided and to be provided from the date of June 1, 2000 to April 30, 2001, a fee consisting of the following:

(a)      100,000 shares of common stock of the Company; and

(b) options to acquire 100,000 shares of common stock of the Company, at an exercise price of $5.00 per share.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 12 - STOCK PLAN - CONTINUED

On July 20, 2000, 100,000 shares of common stock were issued to the Attorneys. The market value as of that date was $4.00 per share. Expense is recorded based on the fair value of the stock at grant date and recognized over the service period of the contract. $233,333 was recognized in the current year. Up to date, the options have not been issued to the Attorneys. However, on September 21, 2000, the terms of the agreement were changed to issue 500,000 options at $1. The value of the options is recognized as expense over the service period of the contract. The value of the options was determined using a Black Scholes model using the following assumptions:

        Expected life           :    5.5 years;
        Risk free rate          :    5.03%;
        Dividends               :    0;
        Volatility              :    90%.

$43,750 was recognized in the current year.

On June 1, 2000, a consulting agreement was entered into between the Company and Netreach Studios, Ltd., a marketing consultant of the Company ("the Consultant"). The Consultant would accept as compensation from the Company in full for all consulting services to be provided from June 1, 2000 to May 31, 2004, a fee consisting of the following:

(a)      100,000 shares of common stock of the Company; and

(b) options to acquire 100,000 shares of common stock of the Company, at an exercise price of $5.00 per share.

On July 20, 2000, 100,000 shares of common stock were issued to the Consultant. The market value as of that date was $3.00 per share. Expense is recorded based on the fair value of the stock at grant date and recognized over the service period of the contract. $43,750 was recognized in the current year. Up to date, the options have not been issued to the Consultant. However, on September 21, 2000, the terms of the agreement were changed to issue 500,000 options at $1. The value of the options is recognized as expense over the service period of the contract. The value of the options was determined using a Black Scholes model using the following assumptions:

        Expected life           :    5.5 years;
        Risk free rate          :    5.03%;
        Dividends               :    0;
        Volatility              :    90%.

$10,938 was recognized in the current year.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 13 - SUBSEQUENT EVENT

On January 11, 2001, the Company entered into an agreement of Plan of reorganization ("the Plan") with Beijing SLAIT Science & Technology Development Limited Company ("SLAIT"). It is agreed that the Company will issue to the shareholders of SLAIT as individuals 59,430,000 authorized but unissued shares of common stock of the Company in exchange of 100% of the issued and outstanding shares of the common stock of SLAIT. The closing of this exchange transaction shall be on the date that is no earlier than 20 days after the completion of a mailing of a Definitive Information Statement to the shareholders of the Company as required by Section 14(c) of the Securities Exchange Act of 1934. As of the latest practicable date, February 13, 2001, the final closing date of this Plan has not been determined.

                                                                         Annex B

                         PART I - FINANCIAL INFORMATION


ITEM 1.  FINANCIAL STATEMENTS.





                       FORLINK SOFTWARE CORPORATION, INC.
                        UNAUDITED CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2001 AND 2000

                       FORLINK SOFTWARE CORPORATION, INC.

                           CONSOLIDATED BALANCE SHEETS

(Expressed in US Dollars)

                                                                    March 31,     December 31,
                                                                     2001             2000
                                                                  ------------    ------------
                                                                   (Unaudited)     (Audited)
ASSETS

Current assets
  Cash and cash equivalents                                       $     87,479    $    202,631
  Accounts receivable                                                   46,759          40,392
  Other receivables, deposits and prepayments (Note 2)                 129,012         172,747
  Inventories                                                           37,298          37,297
                                                                  ------------    ------------

  Total current assets                                                 300,548         453,067

Plant and equipment, net                                               215,017         227,690
                                                                  ------------    ------------

Total assets                                                      $    515,565    $    680,757
                                                                  ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Amounts due to stockholders                                     $     74,490    $     83,345
  Other payables and accrued expenses                                  123,114         144,093
  Other taxes payable                                                    3,447          16,030
                                                                  ------------    ------------

  Total current liabilities                                            201,051         243,468
                                                                  ------------    ------------

Commitments and contingencies

Stockholders' equity
  Common stock, par value $0.001 per share;
    100,000,000 shares authorized; 25,470,000 and
    25,400,000 shares issued and outstanding, respectively              25,470          25,400
  Additional paid-in capital                                         1,530,837       1,382,001
  Accumulated losses                                                (1,241,793)       (970,112)
                                                                  ------------    ------------

  Total stockholders' equity                                           314,514         437,289
                                                                  ------------    ------------

Total liabilities and stockholders' equity                        $    515,565    $    680,757
                                                                  ============    ============



See accompanying notes to unaudited consolidated condensed financial statements.

                       FORLINK SOFTWARE CORPORATION, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS



(Expressed in US Dollars)

                                                          Three Months ended
                                                               March 31,
                                                     ----------------------------
                                                         2001            2000
                                                     ------------    ------------
                                                      (Unaudited)     (Unaudited)
Net sales                                            $     95,290    $    212,107

Cost of sales                                             (25,010)        (90,089)
                                                     ------------    ------------

Gross profit                                               70,280         122,018

Selling expenses                                           (7,445)        (51,793)

General and administrative expenses                      (345,635)        (62,601)
                                                     ------------    ------------

Operating (loss)/income                                  (282,800)          7,624

Interest income                                               584              --

Other income, net                                          10,535           1,101
                                                     ------------    ------------

(Loss)/income before income tax                          (271,681)          8,725

Provision for income tax                                       --              --
                                                     ------------    ------------

Net (loss)/income                                    $   (271,681)   $      8,725
                                                     ============    ============

Earnings/(loss) per share - basic and diluted        $      (0.01)   $         --
                                                     ============    ============

Weighted average common shares
 outstanding - basic and diluted                       25,455,843      25,000,000
                                                     ============    ============


See accompanying notes to unaudited consolidated condensed financial statements.

                       FORLINK SOFTWARE CORPORATION, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS


(Expressed in US Dollars)

                                                               Three Months Ended
                                                                   March 31,
                                                            ------------------------
                                                               2001          2000
                                                            ----------    ----------
                                                            (Unaudited)   (Unaudited)
Cash flows from operating activities
  Net income/(loss)                                         $ (271,681)   $    8,725
      Adjustments to reconcile net income/(loss)
      to net cash used in operating activities
      Depreciation of plant and equipment                       13,383         2,409
      Non-cash compensation expenses                           148,906            --
      Change in:
        Accounts receivable                                     (6,367)       (2,950)
        Other receivables, deposits and prepayments             43,735      (158,276)
        Inventories                                                 (1)      (26,295)
        Accounts payable                                            --           121
        Other payables and accrued expenses                    (20,979)       50,997
        Other taxes payable                                    (12,583)       16,203
                                                            ----------    ----------

Net cash used in operating activities                         (105,587)     (109,066)
                                                            ----------    ----------

Cash flows from investing activities
      Acquisition of plant and equipment                          (710)      (69,654)
                                                            ----------    ----------

Net cash used in investing activities                             (710)      (69,654)
                                                            ----------    ----------

Cash flows from financing activities
      Monies received from a potential investor                     --       300,000
      Loans from stockholders                                   37,039            --
      Repayment to stockholders                                (45,894)      (37,428)
                                                            ----------    ----------

Net cash (used in) provided by financing activities             (8,855)      262,572
                                                            ----------    ----------

Net (decrease)/increase in cash and cash equivalents          (115,152)       83,852

Cash and cash equivalents at beginning of period               202,631       856,233
                                                            ----------    ----------

Cash and cash equivalents at end of period                  $   87,479    $  940,085
                                                            ==========    ==========


See accompanying notes to unaudited consolidated condensed financial statements.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)


NOTE 1 - Basis of Presentation

The accompanying financial data as of March 31, 2001 and for the three months ended March 31, 2001 and 2000, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's audited annual financial statements for the year ended December 31, 2000.

The preparation of financial statements in conformity with general accepted accounting principles requires management to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates.

In the opinion of Management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of March 31, 2001 and for the three months ended March 31, 2001 and 2000, have been made. The results of operations for the three months ended March 31, 2001 and 2000 are not necessarily indicative of the operating results for the full year.


NOTE 2 - OTHER RECEIVABLES, DEPOSITS AND PREPAYMENTS

                                         March 31,   December 31,
                                           2001          2000
                                        ----------   ------------
Other receivables                       $   71,026   $     75,397
Deposits                                        60            996
Prepayments                                 57,926         96,354
                                        ----------   ------------

                                        $  129,012   $    172,747
                                        ----------   ------------

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 3 - STOCK PLAN

On June 1, 2000, the stockholders of Company approved a plan of stock-based compensation incentives for selected eligible participants who are the staff and consultants of the Company. This plan is known as the "Forlink Software Corporation, Inc. Stock Plan" (the "Plan"). The total number of shares of common stock reserved for issuance by the Company either directly as stock awards or underlying options granted under this Plan shall not be more than 1,600,000. Under terms of the Plan, options can be issued to purchase shares of the Company's common stock. The Board of Directors shall determine the terms and conditions of each option granted to eligible participants, which terms shall be set forth in writing. The terms and conditions so set by the Board of Directors may vary from one eligible participant to another.

The Company will account for the options issued to employees using the intrinsic value method of accounting prescribed by the Accounting Principle Board Opinion No. 25, "Accounting for Stock Issued to Employees". The Company will also provide the proforma disclosures required by SFAS No. 123, "Accounting for Stock Based Compensation".

The following table summarizes the activity on stock options under the stock plan:

                                                                                       Weighted Average
                                                            Number of shares            Exercise Price
Outstanding at December 31, 1999                                         0                    0
Granted                                                          1,968,000                   $2.28
Exercised                                                                0                    0
Forfeited or Cancelled                                             631,000                   $5.00
Outstanding at December 31, 2000                                 1,337,000                   $1.00
Outstanding at March 31, 2001                                    1,337,000                   $1.00

All outstanding options at December 31, 2000 and March 31, 2001 are exercisable.

In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25. The Interpretation, which has been adopted prospectively as of July 1, 2000, requires that stock options that have been modified to reduce the exercise price be accounted for as variable. The Company re-priced 337,000 stock options on September 21, 2000, and reduced the exercise price to $1 per share, the then-current market price of the stock. Under the Interpretation, the options are accounted for as variable from September 21, 2000 until the options are exercised, forfeited or expire unexercised. Since September 21, 2000, the market price of the Company's stock decreased to a level lower than the exercise price. Accordingly, there are no effects of adopting the Interpretation for the quarter ended March 31, 2001.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)


NOTE 3 - STOCK PLAN - Continued

On June 1, 2000, a fee agreement was entered into between the Company and Futro and Tranernicht LLC, the corporate attorneys of the Company ("the Attorneys"). It is agreed that the Attorneys would accept as compensation from the Company in full for all legal services provided and to be provided from the date of June 1, 2000 to April 30, 2001, a fee consisting of the following:

(a)      100,000 shares of common stock of the Company; and

(b) options to acquire 100,000 shares of common stock of the Company, at an exercise price of $5.00 per share.

On July 20, 2000, 100,000 shares of common stock were issued to the Attorneys. The market value as of that date was $4.00 per share. Expense is recorded based on the fair value of the stock at grant date and recognized over the service period of the contract. $100,000 was recognized in the current quarter. Up to date, the options have not been issued to the Attorneys. However, on September 21, 2000, the terms of the agreement were changed to issue 500,000 options at $1. The value of the options is recognized as expense over the service period of the contract. The value of the options was determined using a Black Scholes model using the following assumptions:

        Expected life           :    5.5 years
        Risk free rate          :    4.74%
        Dividends               :    0
        Volatility              :    85%

As of March 31, 2001, the value of the options was $41,667. In view of US$43,750 was recognised in the fiscal year of 2000, US$2,083 was reversed in the first quarter of 2001.

On June 1, 2000, a consulting agreement was entered into between the Company and Netreach Studios, Ltd., a marketing consultant of the Company ("the Consultant"). The Consultant would accept as compensation from the Company in full for all consulting services to be provided from June 1, 2000 to May 31, 2004, a fee consisting of the following:

(a)      100,000 shares of common stock of the Company; and

(b) options to acquire 100,000 shares of common stock of the Company, at an exercise price of $5.00 per share.

                       FORLINK SOFTWARE CORPORATION, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)


NOTE 3 - STOCK PLAN - Continued

On July 20, 2000, 100,000 shares of common stock were issued to the Consultant. The market value as of that date was $3.00 per share. Expense is recorded based on the fair value of the stock at grant date and recognized over the service period of the contract. $18,750 was recognized in the current quarter. Up to date, the options have not been issued to the Consultant. However, on September 21, 2000, the terms of the agreement were changed to issue 500,000 options at $1. The value of the options is recognized as expense over the service period of the contract. The value of the options was determined using a Black Scholes model using the following assumptions:

        Expected life           :    5.5 years
        Risk free rate          :    4.74%
        Dividends               :    0
        Volatility              :    85%

As of March 31, 2001, the value of the options was US$10,417. In view of US$10,938 was recognised in the fiscal year of 2000, US$521 was reversed in the first quarter of 2001.

On January 18, 2001, 70,000 shares of common stock of the Company were issued to employees for services rendered. The market value of the issued stock at that date was $0.47 per share. Expenses was recorded based on the fair value of the stock at date of issuance. $32,760 was recognised as an expense in the first quarter of 2001.


NOTE 4 - GOING CONCERN

As of March 31, 2001, the Company has suffered accumulated losses of $1,241,793. Historically, the Company's major stockholders provided the Company with financing sources. While there is no assurance that funding will be available, the Company is continuing to actively seek funding to operate as a going concern through equity and/or debt financing. There is an uncertainty that management fund raising exercise will be successful. The accompanying financial statements do not include any provisions or adjustments, which might result from the outcome of the uncertainty discussed above.

                                                                         ANNEX C


                             BEIJING SLAIT SCIENCE &
                       TECHNOLOGY DEVELOPMENT LIMITED CO.

                              FINANCIAL STATEMENTS
                               FOR THE YEARS ENDED
                           DECEMBER 31, 2000 AND 1999

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          INDEX TO FINANCIAL STATEMENTS





                                                       Pages
Report of Independent Auditors                           1

Balance Sheets                                           2

Statements of Operations                                 3

Statements of Owners' Equity                             4

Statements of Cash Flows                                 5

Notes to Financial Statements                       6 - 11

                         REPORT OF INDEPENDENT AUDITORS




To the Board of Directors of
Beijing Slait Science & Technology Development Limited Co.


We have audited the accompanying balance sheets of Beijing Slait Science & Technology Development Limited Co. as of December 31, 2000 and 1999, and the related statements of operations, owners' equity and cash flows for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Slait Science & Technology Development Limited Co. as of December 31, 2000 and 1999 and the results of its operations and cash flows for the years ended December 31, 2000 and 1999, in conformity with generally accepted accounting principles in the United States of America.






BDO INTERNATIONAL

Hong Kong
May 7, 2001

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                                 BALANCE SHEETS

(Expressed in US Dollars)



                                                               DECEMBER 31,  DECEMBER 31,
                                                                  2000          1999
                                                               -----------   -----------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                    $    47,401   $    19,615
  Accounts receivable                                               57,488        85,304
  Other receivables, deposits and prepayments (Note 3)             513,955       431,526
  Amounts due from owners (Note 4)                                 130,711       344,553
  Other investments                                                 60,386        60,386
                                                               -----------   -----------

  Total current assets                                             809,941       941,384

Property, plant and equipment (Note 5)                             291,347       195,922
Amount due from related company (Note 6)                           160,547       160,547
                                                               -----------   -----------

TOTAL ASSETS                                                   $ 1,261,835   $ 1,297,853
                                                               ===========   ===========

LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                             $   342,616   $   326,009
  Other payables and accrued expenses (Note 7)                     454,275       453,507
  Other taxes payable (Note 8)                                      56,948       123,826
                                                               -----------   -----------

  Total current liabilities                                        853,839       903,342
                                                               -----------   -----------


COMMITMENTS AND CONTINGENCIES (Note 9)

OWNERS' EQUITY
  Registered capital                                               131,039       131,039
  Retained profits                                                 276,957       263,472
                                                               -----------   -----------

  Total owners' equity                                             407,996       394,511
                                                               -----------   -----------

TOTAL LIABILITIES AND OWNERS' EQUITY                           $ 1,261,835   $ 1,297,853
                                                               ===========   ===========






                 See accompanying notes to financial statements.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                            STATEMENTS OF OPERATIONS

(Expressed in US Dollars)



                                           YEAR ENDED       YEAR ENDED
                                           DECEMBER 31,    DECEMBER 31,
                                              2000            1999
                                           ------------    ------------
NET SALES                                  $  2,644,242    $  1,557,306

COST OF SALES                                (2,350,507)     (1,044,608)
                                           ------------    ------------

GROSS PROFIT                                    293,735         512,698

SELLING EXPENSES                                (73,405)        (60,095)

GENERAL AND ADMINISTRATIVE EXPENSES            (207,670)       (205,339)
                                           ------------    ------------

OPERATING PROFIT                                 12,660         247,264

INTEREST INCOME                                     825           1,090
                                           ------------    ------------

PROFIT BEFORE INCOME TAX                         13,485         248,354

PROVISION FOR INCOME TAX (Note 10)                   --              --
                                           ------------    ------------

NET INCOME                                 $     13,485    $    248,354
                                           ============    ============








                 See accompanying notes to financial statements.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          STATEMENTS OF OWNERS' EQUITY

(Expressed in US Dollars)



                                                                TOTAL
                                      REGISTERED  RETAINED     OWNERS'
                                       CAPITAL     PROFITS     EQUITY
                                      ---------   ---------   ---------
Balance, January 25, 1998             $      --   $      --   $      --

Capital contribution                    131,039          --     131,039

Net income                                   --      15,118      15,118
                                      ---------   ---------   ---------

Balance, December 31, 1998              131,039      15,118     146,157

Net income                                   --     248,354     248,354
                                      ---------   ---------   ---------

Balance, December 31, 1999              131,039     263,472     394,511

Net income                                   --      13,485      13,485
                                      ---------   ---------   ---------

Balance, December 31, 2000            $ 131,039   $ 276,957   $ 407,996
                                      =========   =========   =========





                 See accompanying notes to financial statements.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                            STATEMENTS OF CASH FLOWS

                Increase/(decrease) in Cash and Cash Equivalents

(Expressed in US Dollars)



                                                                    YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                       2000           1999
                                                                    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                        $    13,485    $   248,354
   Adjustments to reconcile net income
    to net cash provided by operating activities
  Depreciation                                                           12,867          7,798
  Changes in:
    Accounts receivables                                                 27,816        (85,304)
    Other receivables, deposits and prepayments                         (82,429)     2,778,973
    Accounts payable                                                     16,607       (200,275)
    Others payables and accrued expenses                                    768     (2,541,953)
    Other taxes payable                                                 (66,878)        24,856
                                                                    -----------    -----------

NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES                     (77,764)       232,449
                                                                    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property, plant and equipment                         (108,292)      (176,920)
  Amount due from related company                                            --         41,063
                                                                    -----------    -----------

NET CASH USED IN INVESTING ACTIVITIES                                  (108,292)      (135,857)
                                                                    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Amounts due from owners                                                 213,842       (243,103)
                                                                    -----------    -----------

NET CASH PROVIDED BY/(USED IN) FINANCING ACTIVITIES                     213,842       (243,103)
                                                                    -----------    -----------

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS                     27,786       (146,511)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                           19,615        166,126
                                                                    -----------    -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                            $    47,401    $    19,615
                                                                    -----------    -----------





                 See accompanying notes to financial statements.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          NOTES TO FINANCIAL STATEMENTS

(Expressed in US Dollars)


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Beijing Slait Science & Technology Development Limited Co. ("the Company") was established in the People's Republic of China (the "PRC") on January 25, 1998 as a limited liability company. The Company is owned by three individual PRC citizens, namely Li Wei, He Yi and Yang Li Zhu.

The Company commenced operations in May 1998. The principal activities of the Company are sale of computer hardware and provision of computer software consultancy and engineering services in the PRC. The Company has been granted a ten years operation period which can be extended with approvals from relevant PRC authorities.

The Company's registered and fully paid up capital is RMB1,085,000.


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS

The functional currency of the Company is Renminbi (RMB) and the financial records are maintained and the financial statements are prepared in RMB.

Foreign currency transactions during the year are translated into RMB at the exchange rates ruling at the transaction dates. Gain and loss resulting from foreign currency transactions are included in the statement of operations. When assets and liabilities denominated in foreign currencies at the date of balance sheet are translated into RMB at the market rates of exchange ruling at that date. All exchange differences are dealt with in the statements of operations.

For the purpose of preparing these financial statements, the financial statements in RMB have been translated into United States Dollars at US$1.00 = RMB8.28, translation adjustments are included as a component of owners' equity.

Exchange rates between US$ and RMB are fairly stable during the years presented. The rates ruling as of December 31, 2000 and 1999 are US$1: RMB8.28 and US$1:
RMB8.28, respectively. Due to the stability of the exchange rates, there were no net adjustments in owners' equity.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          NOTES TO FINANCIAL STATEMENTS


(Expressed in US Dollars)



NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - CONTINUED

RELATED PARTY

A related party is an entity that can control or significantly influence the management or operating policies of another entity to the extent one of the entities may be prevented from pursuing its own interests. A related party may also be any party the entity deals with that can exercise that control.

PROPERTY, PLANT, EQUIPMENT AND DEPRECIATION

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

                                                      ESTIMATED
                                                     USEFUL LIFE
                                                     (IN YEARS)
                                                     -----------
Building                                                      20
Office equipment                                               5
Motor vehicle                                                 10

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to office equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

LONG-LIVED ASSETS

The Company periodically reviews their long-lived assets for impairment based upon the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109. Under SFAS No. 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts of certain financial instruments approximate their fair values as of December 31, 2000 and 1999 because of the relatively short-term maturity of these instruments.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          NOTES TO FINANCIAL STATEMENTS


(Expressed in US Dollars)



NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, its current and planned future activities relative to derivative instruments, the adoption of SFAS No. 133 did not affect the Company's financial statements.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101). SAB 101, as amended, summarizes and clarifies certain existing accounting principles for the recognition and classification of revenues in the financial statements. The adoption of SAB 101 did not have any effect on the Company's financial statements.

REVENUE RECOGNITION

The sale of computer hardware is recognised as revenue on the transfer of risks of ownership, which generally coincides with the time when the goods are delivered to customers and title has passed.

Revenue from provision of computer consultancy and engineering services is recognised when services are rendered in stages as separate identifiable phases of a project are completed.

OTHER INVESTMENTS

The Company holds an interest in a privately held PRC company. The Company records the investment at cost because it does not have the ability to exercise significant influence over the investee.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          NOTES TO FINANCIAL STATEMENTS


(Expressed in US Dollars)


NOTE 3 - OTHER RECEIVABLE, DEPOSITS AND PREPAYMENTS

                                       DECEMBER 31,    DECEMBER 31,
                                          2000            1999
                                      -------------   -------------
Other receivables                     $      82,337   $      67,929
Deposits paid to suppliers                  396,320         340,801
Prepayments                                  35,298          22,796
                                      -------------   -------------

                                      $     513,955   $     431,526
                                      =============   =============


NOTE 4 - AMOUNTS DUE FROM OWNERS

The Company, from time to time, received from or made repayment to two of the owners. The amounts due from owners do not bear any interest and do not have clearly defined term of repayment.


NOTE 5 - PROPERTY, PLANT AND EQUIPMENT, NET

                                       DECEMBER 31,     DECEMBER 31,
                                          2000             1999
                                      -------------    -------------
Building                              $     155,648    $     153,707
Office equipment                            140,845           52,610
Motor vehicle                                18,116               --
                                      -------------    -------------

                                            314,609          206,317
Less: Accumulated depreciation              (23,262)         (10,395)
                                      -------------    -------------

                                      $     291,347    $     195,922
                                      =============    =============


Building represents an office situated in Chengdu, PRC. The office was purchased by the Company under the name of Mr. He Yi, one of the owners and directors of the Company. By an owners' resolution passed on March 8, 1999, it was ratified that the title to the office belongs to the Company. The office has been pledged to a bank for a mortgage loan granted to Mr. He Yi.


NOTE 6 - AMOUNT DUE FROM RELATED COMPANY

The amount due from the related company, in which one of the owners of the Company has beneficial interests, is unsecured, interest free and without fixed term of repayment.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          NOTES TO FINANCIAL STATEMENTS


(Expressed in US Dollars)

NOTE 7 - OTHER PAYABLES AND ACCRUED EXPENSES

                                       DECEMBER 31,    DECEMBER 31,
                                           2000            1999
                                      -------------   -------------
Deposits from customers               $     256,026   $     303,176
Other payables                              112,329         105,481
Accrued expenses                             85,920          44,850
                                      -------------   -------------

                                      $     454,275   $     453,507
                                      =============   =============


NOTE 8 - OTHER TAX PAYABLE

Other taxes payable comprise mainly Valued-Added Tax ("VAT") and Business Tax ("BT"). The Company is subject to output VAT levied at the rate of 17% of its operating revenue. The input VAT paid on purchases of materials and other direct inputs can be used to offset the output VAT levied on operating revenue to determine the net VAT payable or recoverable. BT is charged at a rate of 5% on the revenue from the provisions of computer consultancy services.


NOTE 9 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASE COMMITMENT

During the years ended December 31, 2000 and 1999, the Company incurred lease expenses amounting to $82,735 and $80,104 respectively. As of December 31, 2000 and 1999, the Company had commitments under non-cancellable operating leases expiring in excess of one year amounting to $58,932 and $108,696 respectively. Rental payments for each of the succeeding period are:

                                            DECEMBER 31,    DECEMBER 31,
                                               2000            1999
                                           -------------   -------------
January 1, 2000 to December 31, 2000       $          --   $      36,232
January 1, 2001 to December 31, 2001              40,816          54,348
January 1, 2002 to December 31, 2002              18,116          18,116
                                           -------------   -------------

                                           $      58,932   $     108,696
                                           =============   =============

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                          NOTES TO FINANCIAL STATEMENTS


(Expressed in US Dollars)



NOTE 10 - INCOME TAX

No provision for income tax has been made in the financial statements as the Company is eligible to full income tax exemption for the years ended 2000 and 1999.

Pursuant to an approval document dated October 22, 1998 issued by the Beijing Tax Bureau, the Company, being a "New Technology Enterprise", is eligible to full exemption from PRC Corporate Income Tax for the period from February 1, 1999 to December 31, 2000.

No provision for deferred taxation has been made as there is no material temporary difference at the balance sheet date.


NOTE 11 - SUBSEQUENT EVENT

On January 11, 2001, the Company entered into an agreement of Plan of Reorganisation ("the Plan") with Forlink Software Corporation, Inc. ("Forlink"). It is agreed that Forlink will issue to the owners of the Company as individuals 59,430,000 authorised but unissued shares of common stock of Forlink in exchange of 100% of the fully paid up registered capital of SLAIT. The closing of this exchange transaction shall be on the date that is no earlier than 20 days after the completion of a mailing of a Definitive Information Statement to the shareholders of Forlink as required by Section 14(c) of the Securities Exchange Act of 1934. As of the latest practicable date, May 7, 2001, the final closing date of this Plan has not been determined.

                                                                         ANNEX D




                            BEIJING SLAIT SCIENCE &
                       TECHNOLOGY DEVELOPMENT LIMITED CO.

                         UNAUDITED FINANCIAL STATEMENTS
                           FOR THE THREE MONTHS ENDED
                                 MARCH 31, 2001

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                     INDEX TO UNAUDITED FINANCIAL STATEMENTS





                                                                                                    PAGES

Balance Sheet                                                                                         1

Statements of Operations                                                                              2

Statements of Cash Flows                                                                              3

Notes to Financial Statements                                                                         4

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                                  BALANCE SHEET

(Expressed in US Dollars)



                                                                   MARCH 31,
                                                                     2001
                                                                ---------------
                                                                  (Unaudited)
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                     $       650,104
  Accounts receivable                                                     6,039
  Other receivables, deposits and prepayments (Note 1)                  241,311
  Amounts due from owners                                                51,816
  Other investments                                                      60,386
                                                                ---------------

  Total current assets                                                1,009,656

Property, plant and equipment                                           319,330
Amount due from related company                                         160,547
                                                                ---------------

TOTAL ASSETS                                                    $     1,489,533
                                                                ---------------

CURRENT LIABILITIES
  Accounts payable                                              $       315,510
  Other payables and accrued expenses (Note 2)                          843,283
  Other taxes payable                                                    47,194
                                                                ---------------

  Total current liabilities                                           1,205,987
                                                                ---------------


COMMITMENTS AND CONTINGENCIES

OWNERS' EQUITY
  Registered capital                                                    131,039
  Retained profits                                                      152,507
                                                                ---------------

  Total owners' equity                                                  283,546
                                                                ---------------

TOTAL LIABILITIES AND OWNERS' EQUITY                            $     1,489,533
                                                                ===============









                See accompanying notes to financial statements.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                            STATEMENTS OF OPERATIONS

(Expressed in US Dollars)



                                                    THREE MONTHS ENDED MARCH 31,
                                             -----------------------------------------
                                                  2001                      2000
                                             ---------------           ---------------
                                               (UNAUDITED)               (UNAUDITED)

NET SALES                                    $       351,564           $       353,952

COST OF SALES                                       (337,118)                 (318,557)
                                             ---------------           ---------------

GROSS PROFIT                                          14,446                    35,395

SELLING EXPENSES                                     (12,802)                  (11,186)

GENERAL AND ADMINISTRATIVE EXPENSES                 (126,235)                  (36,304)
                                             ---------------           ---------------

OPERATING LOSS                                      (124,591)                  (12,095)

INTEREST INCOME                                          141                       128
                                             ---------------           ---------------

LOSS BEFORE INCOME TAX                              (124,450)                  (11,967)

PROVISION FOR INCOME TAX (NOTE 3)                         --                        --
                                             ---------------           ---------------

NET LOSS                                     $      (124,450)          $       (11,967)
                                             ---------------           ---------------












                See accompanying notes to financial statements.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                             STATEMENT OF CASH FLOWS

                      Increase in Cash and Cash Equivalents

(Expressed in US Dollars)


                                                                THREE MONTHS ENDED MARCH 31,
                                                          -----------------------------------------
                                                                2001                      2000
                                                          ---------------           ---------------
                                                            (UNAUDITED)               (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                $      (124,450)          $       (11,967)
   Adjustments to reconcile net loss
    to net cash provided by operating activities
  Depreciation                                                      8,970                     3,573
  Changes in:
    Accounts receivable                                            51,449                    85,224
    Other receivables, deposits and prepayments                   272,644                   214,911
    Accounts payable                                              (27,106)                 (285,808)
    Others payables and accrued expenses                          389,008                   177,639
    Other taxes payable                                            (9,754)                  (89,113)
                                                          ---------------           ---------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                         560,761                    94,459

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of property, plant and equipment                    (36,953)                   (6,696)
                                                          ---------------           ---------------

NET CASH USED IN INVESTING ACTIVITIES                             (36,953)                   (6,696)
                                                          ---------------           ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
Amounts due from owners                                            78,895                    11,290
                                                          ---------------           ---------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                          78,895                    11,290
                                                          ---------------           ---------------

Net increase in cash and cash equivalents                         602,703                    99,053

CASH AND CASH EQUIVALENTS
  AT BEGINNING OF PERIOD                                           47,401                    19,615
                                                          ---------------           ---------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                $       650,104           $       118,668
                                                          ---------------           ---------------






                See accompanying notes to financial statements.

           BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

(EXPRESS IN US DOLLARS)

The financial information, included in this report, has been prepared by Beijing Slait Science & Technology Development Limited Co. ("the Company"), without audit. In the opinion of management, the financial information included in this report contains all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the result for the interim period. The result shown for interim period is not necessarily indicative of the results to be expected for the full year.

The following notes to financial statements have been condensed and, therefore, do not contain all disclosures required in connection with annual financial statements. Reference should be made to the notes to the Company's year-end financial statements contained with this filing.


NOTE 1 - OTHER RECEIVABLES, DEPOSITS AND PREPAYMENTS

                                                         MARCH 31,
                                                           2001
                                                      ---------------

Other receivables                                     $        91,345
Deposits paid to suppliers                                    136,793
Prepayments                                                    13,173
                                                      ---------------

                                                      $       241,311
                                                      ===============


NOTE 2 - OTHER PAYABLES AND ACCRUED EXPENSES

                                                         MARCH 31,
                                                           2001
                                                      ---------------

Deposits from customers                               $       723,300
Other payables                                                 75,673
Accrued expenses                                               44,310
                                                      ---------------

                                                      $       843,283
                                                      ===============

NOTE 3 - INCOME TAX

No provision for income tax has been made in the financial statements as the Company has no assessable income during the three months ended March 31, 2001.

Pursuant to an approval document dated October 22, 1998 issued by the Beijing Tax Bureau, the Company, being a "New Technology Enterprise", is eligible to full exemption from PRC Corporate Income Tax for the period from February 1, 1999 to December 31, 2000.

                                                                         ANNEX E







                       FORLINK SOFTWARE CORPORATION, INC.



                  ---------------------------------------------


         UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


   FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND YEAR ENDED DECEMBER 31, 2000



                  ---------------------------------------------

                       FORLINK SOFTWARE CORPORATION, INC.

               INDEX TO UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS





                                                                                                    Pages
Pro-forma Condensed Consolidated Balance Sheet                                                        1

Pro-forma Condensed Consolidated Statement of Operations
  - Three Months Ended March 31, 2001                                                                 2

Pro-forma Condensed Consolidated Statement of Operations
  - Year Ended December 31, 2000                                                                      3

Notes to Pro-forma Condensed Consolidated Financial Statements                                        4

                       FORLINK SOFTWARE CORPORATION, INC.

                 PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001

(Expressed in US Dollars)

                                                        HISTORICAL                        PRO-FORMA
                                               ----------------------------       -------------------------
                                                  SLAIT           FORLINK                         TOTAL
                                               (UNAUDITED)      (UNAUDITED)       ADJUSTMENTS   (UNAUDITED)
                                               -----------      -----------       -----------   -----------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                    $   650,104      $    87,479       $        --   $   737,583
  Accounts receivable                                6,039           46,759                          52,798
  Other receivables, deposits
    and prepayments                                241,311          129,012                         370,323
  Inventories                                           --           37,298                          37,298
  Amounts due from
    stockholders (owners)                           51,816               --                          51,816
  Other investments                                 60,386               --                          60,386
                                               -----------      -----------                     -----------

  Total current assets                           1,009,656          300,548                       1,310,204

Plant and equipment, net                           319,330          215,017                         534,347
Goodwill                                                --               --      (A)8,345,286     8,345,286
Amount due from related company                    160,547               --                         160,547
                                               -----------      -----------       -----------   -----------

TOTAL ASSETS                                   $ 1,489,533      $   515,565       $ 8,345,286   $10,350,384
                                               ===========      ===========       ===========   ===========


LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
  Amounts due to stockholders                  $        --      $    74,490        (B)131,039   $   205,529
  Accounts payable                                 315,510               --                         315,510
  Other payables and accrued expenses              843,283          123,114                         966,397
  Other taxes payable                               47,194            3,447                          50,641
                                               -----------      -----------       -----------   -----------

  Total current liabilities                      1,205,987          201,051           131,039     1,538,077
                                               ===========      ===========       ===========   ===========

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common stock                                                       25,470      (C)   59,430        84,900
  Registered capital/Additional
    paid-in capital                                131,039        1,530,837      (C)6,913,024     8,574,900
  Retained profits/(Accumulated losses)            152,507       (1,241,793)     (C)1,241,793       152,507
                                               -----------      -----------       -----------   -----------

  Total stockholders' equity                       283,546          314,514         8,214,247     8,812,307
                                               -----------      -----------       -----------   -----------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                         $ 1,489,533      $   515,565       $ 8,345,286   $10,350,384
                                               ===========      ===========       ===========   ===========

                       FORLINK SOFTWARE CORPORATION, INC.

            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2001


(Expressed in US Dollars)

                                                    HISTORICAL                        PRO-FORMA
                                           ----------------------------    ----------------------------
                                              SLAIT          FORLINK                          TOTAL
                                           (UNAUDITED)     (UNAUDITED)     ADJUSTMENTS      (UNAUDITED)
                                           ------------    ------------    ------------    ------------
NET SALES                                  $    351,564    $     95,290    $         --    $    446,854

COST OF SALES                                  (337,118)        (25,010)                       (362,128)
                                           ------------    ------------                    ------------

GROSS PROFIT                                     14,446          70,280                          84,726

SELLING EXPENSES                                (12,802)         (7,445)                        (20,247)

DEPRECIATION AND AMORTIZATION                        --              --     (D)(417,264)       (417,264)

GENERAL AND ADMINISTRATIVE EXPENSES            (126,235)       (345,635)                       (471,870)
                                           ------------    ------------    ------------    ------------

OPERATING LOSS                                 (124,591)       (282,800)       (417,264)       (824,655)

INTEREST INCOME                                     141             584                             725

OTHER INCOME, NET                                    --          10,535                          10,535
                                           ------------    ------------    ------------    ------------

LOSS BEFORE INCOME TAX                         (124,450)       (271,681)       (417,264)       (813,395)

PROVISION FOR INCOME TAX                             --              --                             --
                                           ------------    ------------    ------------    ------------

NET LOSS                                   $   (124,450)   $   (271,681)   $   (417,264)   $   (813,395)
                                           ============    ============    ============    ============

LOSS PER SHARE                                                    (0.01)                          (0.01)
                                                           ============                    ============

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING                                                25,455,843      59,430,000      84,885,843
                                                           ============    ============    ============


                       FORLINK SOFTWARE CORPORATION, INC.

            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000


(Expressed in US Dollars)


                                                    HISTORICAL                          PRO-FORMA
                                           ----------------------------      ----------------------------
                                              SLAIT          FORLINK                            TOTAL
                                           (UNAUDITED)     (UNAUDITED)        ADJUSTMENTS     (UNAUDITED)
                                           ------------    ------------      ------------    ------------
NET SALES                                  $  2,644,242    $    728,477      $         --    $  3,372,719

COST OF SALES                                (2,350,507)       (385,719)                       (2,736,226)
                                           ------------    ------------                      ------------

GROSS PROFIT                                    293,735         342,758                           636,493

SELLING EXPENSES                                (73,405)       (135,256)                         (208,661)

DEPRECIATION AND AMORTIZATION                        --              --    (D) (1,669,057)     (1,669,057)

GENERAL AND ADMINISTRATIVE EXPENSES            (207,670)     (1,062,792)                       (1,270,462)

RESEARCH AND DEVELOPMENT EXPENSES                    --        (120,497)                         (120,497)
                                           ------------    ------------      ------------    ------------

OPERATING LOSS                                   12,660        (975,787)       (1,669,057)     (2,632,184)

INTEREST INCOME                                     825           7,943                             8,768

OTHER INCOME, NET                                    --           2,666                             2,666
                                           ------------    ------------      ------------    ------------

LOSS BEFORE INCOME TAX                           13,485        (965,178)       (1,669,057)     (2,620,750)

PROVISION FOR INCOME TAX                             --              --                                --
                                           ------------    ------------      ------------    ------------

NET LOSS                                   $     13,485    $   (965,178)     $ (1,669,057)   $ (2,620,750)
                                           ============    ============      ============    ============

LOSS PER SHARE                                                    (0.04)                            (0.03)
                                                           ============                      ============

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING                                                25,237,808        59,430,000      84,667,808
                                                           ============      ============    ============

                       FORLINK SOFTWARE CORPORATION, INC.

         NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Pro-forma financial positions as of March 31, 2001 are presented as if Forlink Software Corporation, Inc. and Beijing Slait Science & Technology Development Limited Co. ("Slait") were combined at March 31, 2001.

Pro-forma operating results are presented as if Forlink and Slait were combined at January 1, 2000.

Forlink will issue 59,430,000 shares of stock and $131,039 in cash for the net assets of Slait. As a result of the merger, the former owners of Slait will hold a majority interest in the combined entity. Generally accepted accounting principles require in certain circumstances that a company whose shareholders retain the majority voting interest in the combined business to be treated as the acquirer for financial reporting purposes. Accordingly, the merger will be accounted for as a "reverse merger" whereby Slait is deemed to have purchased Forlink. However, Forlink remains the legal entity and the Registrant for Security and Exchange Commission reporting purposes.

(A) To reflect the excess of acquisition cost over the estimated fair value of net assets acquired. The fair value of the net assets acquired is based upon a value of $0.34 per share, the closing price of Forlink's common stock on January 11, 2001. The purchase price, purchase-price allocation, and financing of the transaction are summarized as follows:

         Consideration paid as:

          Common stock of Forlink deemed to be issued                            $    8,659,800
          Allocated to historical book value/fair value of
            Forlink's assets and liabilities                                            314,514
                                                                                 --------------
          Excess purchase price over allocation to
            identifiable assets and liabilities (goodwill)                       $    8,345,286
                                                                                 ==============


(B) In accordance with terms of the acquisition, Forlink would transfer RMB1,085,000 (US$131,039) to Slait, this amount would be disbursed to the original owners of Slait. RMB1,085,000 (US$131,039) would be financed by loans from major stockholders of Forlink.

(C) To reflect elimination of shareholders' equity accounts of Forlink and to reflect the issuance of Forlink's common stock as consideration for the acquisition.

(D) To reflect the increase in depreciation and amortization expense due to the amortization of goodwill on a straight-line basis over 5 years.

                                                                         ANNEX F



                             PLAN OF REORGANIZATION


THIS AGREEMENT is effective the 11th day of January, 2001, and is made by and among Forlink Software Corporation Inc., a corporation organized under the laws of the State of Nevada, United States of America, hereinafter called "FORLINK", Beijing SLAIT Science & Technology Development Limited Co. (Beijing Shili Chuangheng Keji Fazhan Youxian Gongsi.), a company organized under the laws of China, hereinafter called "SLAIT", Yi He, Hongkeung Lam, Jing Zeng, hereinafter called "SHAREHOLDERS", Xiaoxia Zhao, Liang Che, Wei Song, Michael Harrop and Jie Zhang, hereinafter called "FORLINK SHAREHOLDERS".


RECITALS:

         WHEREAS, FORLINK desires to acquire 100% of the issued and outstanding shares of the common stock of SLAIT, in exchange for 59,430,000 authorized but unissued shares of the $.001 par value common stock of FORLINK, pursuant to a plan of reorganization within the meaning of IRC (1986), Section 368(a)(1)(B), as amended; and

         WHEREAS, SHAREHOLDERS, whose consent is evidenced in Exhibit 1.02 desire to exchange 100% of the issued and outstanding shares of the common stock of SLAIT (the "SLAIT Shares"), currently owned by SHAREHOLDERS, in exchange for said 59,430,000 shares of FORLINK (the "FORLINK Shares").

         NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:


                                    ARTICLE I

                             EXCHANGE OF SECURITIES


         1.01 ISSUANCE OF FORLINK SHARES. Subject to all of the terms and conditions of this Agreement, FORLINK agrees to issue to SHAREHOLDERS as individuals 59,430,000 fully paid and nonassessable unregistered shares of FORLINK common stock in exchange for 100% of the outstanding SLAIT common stock, all of which is currently owned by SHAREHOLDERS.

         1.02 TRANSFER OF SLAIT SHARES. In exchange for FORLINK's stock being issued to SHAREHOLDERS as above described, SHAREHOLDERS shall deliver to FORLINK 100% of the outstanding common stock of SLAIT.

                                   ARTICLE II

                  REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF
                 SHAREHOLDERS AND SLAIT AS OF JANUARY 11TH 2001


         2.01 ORGANIZATION. SLAIT is a corporation duly organized, validly existing, and in good standing under the laws of China, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standings in any jurisdiction its business requires qualification.

         2.02 CAPITAL. The SLAIT Shares consist of 1,000,000 shares of common stock, of Beijing SLAIT Science & Technology Development Limited Co. (Beijing Shili Chuangheng Keji Fazhang Youxian Gongsi.). There are no there shares of common stock currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassessable. There are no options, warrants, calls, rights, commitments or agreements of any character to which SLAIT is a party or by which it is bound obligating SLAIT to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of SLAIT or obligating SLAIT to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

         2.03 SUBSIDIARIES. SLAIT does not have any subsidiaries.

         2.04 DIRECTORS AND OFFICERS. Exhibit 2.04 to this Agreement contains the names and titles of all directors and officers of SLAIT as of the date of this Agreement.

         2.05 FINANCIAL STATEMENTS. Exhibit 2.05 to this Agreement includes the unaudited financial statements of SLAIT as of December 31, 2000.

         2.06 ABSENCE OF CHANGES. Since the date of SLAIT's most recent financial statements included in Exhibit 2.05 there have been no changes in its financial condition or operations, except for changes in the ordinary course of business.

         2.07 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of SLAIT's most recent balance sheet included in Exhibit 2.05 it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, as required by GAAP or other appropriate standards, that is not reflected in such balance sheet.

         2.08 TAX RETURNS. Within the times and in the manner prescribed by law, SLAIT has filed all federal, state and local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by SLAIT.

         2.09 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, FORLINK and/or its representatives shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of SLAIT. SLAIT shall make available to FORLINK and/or its attorneys all books and records of SLAIT. If the transaction contemplated hereby is not completed, all documents received by FORLINK and/or its attorneys shall be returned to SLAIT and all information so received shall be treated as confidential.

         2.10 PATENTS TRADE NAMES AND RIGHTS. SLAIT owns or holds all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

         2.11 COMPLIANCE WITH LAWS. As of January 11th, 2001, SLAIT has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

         2.12 LITIGATION. SLAIT is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition. SLAIT is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in any lawsuits to recover monies due to it.

         2.13 AUTHORITY. The Board of Directors of SLAIT authorized the execution of this Agreement and the consummation of the transactions contemplated herein and has full power and authority to execute, deliver and perform this agreement.

         2.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by SLAIT and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required,
(ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

         2.15 FULL DISCLOSURE. None of the representations and warranties made by SHAREHOLDERS or SLAIT herein or in any exhibit, certificate or memorandum furnished or to be furnished by SHAREHOLDERS or SLAIT, or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

         2.16 ASSETS. SLAIT has good and marketable title to all of its property free and clear of any and all liens, claims or encumbrances except as may be indicated in Exhibit 2.05.

         2.17 INDEMNIFICATION. SHAREHOLDERS and SLAIT agree to defend and hold FORLINK and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by SHAREHOLDERS or SLAIT to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

         2.18 AUTHORITY TO EXCHANGE. As of the date of this Agreement, SHAREHOLDERS hold 100% of the shares of SLAIT common stock. Such shares are owned of record and beneficially by SHAREHOLDERS and such shares are not subject to any lien, encumbrance or pledge. SHAREHOLDERS hold authority to exchange such shares pursuant to this Agreement.

         2.19 INVESTMENT INTENT. Each of the SHAREHOLDERS understands and acknowledges that the shares of FORLINK common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1993, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder, for nonpublic offerings and makes the following representations, agreements and warranties with the intent that the same may be relied upon in determining the suitability of each of the SHAREHOLDERS as a purchaser of FORLINK common stock:

         (a) The shares of FORLINK common stock are being acquired solely for the account of each of the SHAREHOLDERS for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the FORLINK common stock acquired;

         (b) Each of the SHAREHOLDERS agrees not to dispose of its FORLINK common stock or any portion thereof unless and until counsel for FORLINK shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder.

         (c) Each of the SHAREHOLDERS agrees that the certificates evidencing the FORLINK common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the FORLINK common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

         (d) Each of the SHAREHOLDERS acknowledges that FORLINK has made all records and documentation pertaining to FORLINK common stock available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisitions of FORLINK common stock, and any available information pertaining thereto, with the officers and directors of FORLINK, and that all such questions and information requested have been answered by FORLINK and its officers and directors to each of the SHAREHOLDERS' satisfaction.

         (e) Each of the SHAREHOLDERS has carefully evaluated its financial resources and investment position and the risks associated with this transaction and is able to bear the economic risks of this transaction; and it has substantial knowledge and experience in financial, business and investment matters and is qualified as a sophisticated investor, and is capable of evaluating the merits and risks of this transaction; and desires to acquire the FORLINK common stock on the terms and conditions set forth;

         (f) Each of the SHAREHOLDERS is able to bear the economic risk of an investment in the FORLINK common stock; and

         (g) Each of the SHAREHOLDERS understands that an investment in the FORLINK common stock is illiquid and each of the SHAREHOLDERS has no need for liquidity in this investment.

         2.20 RECEIPT OF RELEVANT INFORMATION. SHAREHOLDERS and SLAIT have received from FORLINK all financial and other information concerning FORLINK and its promoters, officers and directors, including, but not limited to Annual Report on Form 10-KSB for the year ended December 31st 1999, Forms 10-QSB for the quarters ended March 31th 2000, June 30th 2000, and September 30th 2000, as filed with the Securities and Exchange Commission, including all amendments thereto, and all other documents and information they have requested.

         2.21 PUBLIC CORPORATION. SLAIT and SHAREHOLDERS are aware that FORLINK has public shareholders, further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, SHAREHOLDERS and SLAIT are aware that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing, which filing requires that audited financial statements be filed within sixty days after the due date of the Form 8-K, and they agree that such filings shall be the responsibility of the officers and directors of FORLINK. SHAREHOLDERS and SLAIT are aware of the legal requirements and obligations of public companies, and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.

         2.22 NO ASSURANCES OR WARRANTIES. SHAREHOLDERS and SLAIT acknowledge that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to deprive them of any tax benefit that might otherwise be received. SHAREHOLDERS and SLAIT are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by FORLINK or its officers, directors, affiliates or agents, as to the benefits to be derived by SHAREHOLDERS or SLAIT in completing this transaction, nor have any of them made any warranty or agreement, expressed of implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing out of this Agreement.

                                   ARTICLE III

              REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF FORLINK
                             AS OF JANUARY 11TH 2001


FORLINK REPRESENTS, AGREES AND WARRANTS THAT:

         3.01 ORGANIZATION. FORLINK is a corporation duly organized, validity existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

         3.02 CAPITAL. The authorized capital stock of FORLINK consists of 100,000,000 shares of $.001 par value common stock of which 25,400,000 shares are currently issued and outstanding and held by over 800 shareholders. All of the issued and outstanding shares are validly issued, fully paid and nonassessable. All currently outstanding shares of FORLINK Common Stock have been issued in compliance with applicable federal and state securities laws.

         3.03 SUBSIDIARIES. FORLINK has one fully owned subsidiary, Beijing Forlink Software Corporation Inc.

         3.04 DIRECTORS AND OFFICERS. Exhibit 3.04 to this Agreement contains the names and titles of all officers and directors of FORLINK as of the date of this Agreement.

         3.05 FINANCIAL STATEMENTS. Exhibit 3.05 to this Agreement includes FORLINK's audited financial statements as of December 31st 1999 and unaudited financial statements for the period ended September 30, 2000. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of FORLINK as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

         3.06 ABSENCE OF CHANGES. Since the date of FORLINK's most recent financial statements on Form 10-QSB for the quarter ended September 30th 2000, there has not been any change in its financial condition or operations except for changes in the ordinary course of business.

         3.07 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of FORLINK's most recent balance sheet, included in Exhibit 3.05, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         3.08 TAX RETURNS. Within the times and in the manner prescribed by law, FORLINK has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by FORLINK.

         3.09 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, SLAIT and SHAREHOLDERS shall have the opportunity to meet with FORLINK's accountants and attorneys to discuss the financial condition of FORLINK. FORLINK shall make available to SLAIT and SHAREHOLDERS all books and records of FORLINK.

         3.10 PATENTS, TRADE NAMES AND RIGHTS. FORLINK owns or holds all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

         3.11 COMPLIANCE WITH LAWS. FORLINK has complied with, and is not in violation of, applicable federal, state or local statues, laws and regulations affecting its properties, securities or the operation of its business.

         3.12 LITIGATION. FORLINK is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. FORLINK is not in default with respect to any order, writ, injunction or decree of any federal, state local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

         3.13 AUTHORITY. The Board of Directors of FORLINK has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement. A Majority Consent of FORLINK shareholders has been obtained in approval of this Agreement (Exhibit 3.13).

         3.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by FORLINK and the performance of its obligations hereunder will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

         3.15 FULL DISCLOSURE. None of the representations and warranties made by FORLINK herein, or in any exhibit, certificate of memorandum furnished or to be furnished by it or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

         3.16 ASSETS. FORLINK has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as may be indicated in Exhibit 3.05.

         3.17 INDEMNIFICATION. FORLINK agrees to indemnify, defend and hold harmless SLAIT against and in respect to any and all claims, demands, losses, cost, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, incurred or suffered, which arise out of, result from or relate to any breach of, or failure by FORLINK to perform, any of its representations, warranties or covenants in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

         3.18 VALIDITY OF FORLINK SHARES. The shares of FORLINK common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable under Nevada law.

         3.19 NO ASSURANCES OR WARRANTIES. FORLINK acknowledges that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to deprive it of any tax benefit that might otherwise be received. FORLINK is relying upon the advice of its own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by SHAREHOLDERS or SLAIT or their officers, directors, affiliates or agents, as to the benefits to be derived by FORLINK in completing this transaction, nor have any of them made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing out of this Agreement.

                                   ARTICLE IV

                            ACTIONS PRIOR TO CLOSING


         4.01 INVESTIGATIVE RIGHTS. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

         4.02 CONDUCT OF BUSINESS. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount or enter into any other transaction other than in the regular course of business.

         4.03 STATUS OF SEC FILINGS. Prior to and after the Closing Date, FORLINK, and its officers and directors shall prepare and file all required filings and reports including the Form 8-K required by this transaction, but subject to the filing of an amendment reflecting the audited consolidated balance sheets of the combined Companies.

         4.04 GOVERNMENTAL APPROVALS. Prior to and as a condition to Closing, both parties cooperate to obtain any required consents, approvals or waivers from any governmental entity within the Peoples Republic of China. If approval by any governmental entity is required, then such government approval is a condition precedent to the validity of this Agreement.

                                    ARTICLE V

                                     CLOSING


         5.01 CLOSING. The closing (the "Closing") of this transaction shall be held at the offices of FORLINK, or such other place as shall be mutually agreed upon, on the date that is no earlier than 20 days after the completion of a mailing of a Definitive Information Statement to the shareholders of FORLINK, as required by Section 14(C ) of the Securities Exchange Act of 1934, as amended (the "Closing Date"). At the Closing, the following shall occur:

         (a) FORLINK shall deliver 59,430,000 shares of its $.001 par value common stock issued pursuant to this Agreement in a certificate or certificates representing such shares to each of the SHAREHOLDERS in proportion to the shares of SLAIT being exchanged.

         (b) SHAREHOLDERS shall deliver the certificates representing 100% of the shares of SLAIT common stock (the "SLAIT shares");

         (c) FORLINK shall deliver a signed consent or minutes of its Board of Directors. and a Majority Consent of its shareholders, approving this Agreement and authorizing the matters set forth herein;

         (d) SLAIT shall deliver a signed consent or minutes of its Board of Directors approving this Agreement and authorizing the matters set forth herein; and

         (e) FORLINK's existing Board of Directors will (i) elect two individuals, as named by SHAREHOLDERS, to act as officers and directors of FORLINK in the capacities set forth in Exhibit 5.01(e) and (ii) six of the seven current directors will resign their positions with FORLINK effective the Closing Date.

         (f) FORLINK shall transfer 1,085,000 RMB(approximately US$140,000) to SLAIT, this amount would be disbursed, pro-rata, to the selling SHAREHOLDERS.





                                   ARTICLE VI

                                  MISCELLANEOUS


         6.01 CAPTIONS AND HEADINGS. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

         6.02 NO ORAL CHANGE. This Agreement may not be changed or modified except in writing signed by the party against whom enforcement of any change or modification is sought.

         6.03 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

         6.04 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

         6.05 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

         6.06 CHOICE OF LAW/ARBITRATION. This Agreement and its application, shall be governed under the laws of the State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance enforcement, operation, breach, continuance of termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with International Arbitration Rules. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

         6.07 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         6.08 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

Forlink Software Corporation Inc.               SLAIT and SHAREHOLDERS
Fang Yuan Mansion 9F                            Floor 11, Bin He Plaza,
ZhongGuangcun South St. Yi No. 56               No. 1 Che Dao Gou Road,
Beijing, China                                  Haidian District,
                                                Beijing, China

         6.09 EXPENSES. The parties will pay their own legal, accounting and other expenses incurred in connection with this Agreement.

         6.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

         6.11 FURTHER DOCUMENTS. The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

         6.12 LEGAL COUNSEL. This agreement shall be subject to approval by legal counsel of both SLAIT and FORLINK.

         6.13 SIGNATURES. This Agreement and its Exhibits when duly signed, shall be deemed executed by facsimile. Immediate delivery of originals shall follow any facsimile transmission.


IN WITNESS WHEREOF, the parties have executed this Agreement on January 11, 2001.


[The next page is the signature page]

         FORLINK SOFTWARE CORPORATION INC.


         ----------------------------
          President, Xiaoxia Zhao


         ----------------------------
          CEO, Liang Che


         ----------------------------
          VP, Jie Zhang


         ----------------------------
          Director, Wei Song


         ----------------------------
          Director, Michael Harrop


         ----------------------------
          Director, Huakang He


         ----------------------------
          Director, Shengli Ma


       BEIJING SLAIT SCIENCE & TECHNOLOGY DEVELOPMENT LIMITED CO.



         ----------------------------
          President, Yi He                   No. SLAIT shares owned:  434,124


         ----------------------------
          Director, Hongkeung Lam            No. SLAIT shares owned:  176,678


         ----------------------------
          Shareholder, Jing Zeng             No. SLAIT share owned :   96,921